UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05296

Exact name of registrant as specified in charter:	The High Yield Income Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	8/31/2006

Date of reporting period:	8/31/2006

Item 1 – Reports to Stockholders

ANNUAL REPORT

AUGUST 31, 2006

THE HIGH YIELD INCOME FUND, INC.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares.

The views expressed in this report and information about the Fund’s holdings are for the period covered by this report and are subject to change thereafter.

Your Fund’s Performance

Fund Objective

The primary investment objective of The High Yield Income Fund, Inc. (the Fund) is to maximize current income to shareholders. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The Fund will seek to achieve its objectives by investing primarily in corporate bonds rated below investment grade by independent rating agencies. Bonds rated below investment grade are commonly known as “junk” bonds and are subject to greater risk of default and higher volatility than investment-grade bonds. Furthermore, these bonds tend to be less liquid than higher-quality bonds. The Fund is diversified, and we carefully research companies to find those with attractive yields and improving credit quality. There can be no assurance that the Fund will achieve its investment objectives.

Performance as of 8/31/06
	Total Return 12 Months	NAV 8/31/06	Market Price 8/31/06
The High Yield Income Fund[1]	6.25%	$5.47	$4.89
Lehman Brothers U.S. Corporate High Yield Index[2]	5.50	N/A	N/A
Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index[2]	4.83	N/A	N/A
Lipper Closed-End High Current Yield Funds (Leveraged) Avg.[3]	5.44	N/A	N/A

Past performance does not guarantee future results and current performance may be lower or higher than the past performance data quoted. The investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than the original cost. For the most recent month-end performance, call (800) 451-6788. There are no sales charges.

1Source: Prudential Investments LLC. Total return of the Fund represents the change in net asset value from the beginning of the period (9/1/05) through the end (8/31/06) and assumes the reinvestment of dividends and distributions. Shares of the Fund are traded on the New York Stock Exchange, Inc. using the symbol HYI. Past performance is not indicative of future results.

2Source: Lipper Inc. The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. Beginning in September 2005, the Fund’s performance will be compared to the Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index in place of the Lehman Brothers U.S. Corporate High Yield Index as one of the Fund’s benchmarks. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index better represents the composition of the Fund. In particular, the Fund generally maintains positions of 2% or less per issuer (although the Fund may hold positions greater than that amount). The Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors cannot invest directly in an index.

3Source: Lipper Inc. These are the average returns of 28 funds in the Closed-End High Current Yield Funds (Leveraged) category for 12 months.

Yield and Dividend as of 8/31/06
Total Monthly Dividends Paid per Share 12 Months	Yield at Market Price
$0.425	8.69%

The High Yield Income Fund, Inc.	1

Investment Advisor’s Report

Prudential Investment Management, Inc.

High yield bonds a standout in U.S. fixed income market

The 12-month reporting period that ended August 31, 2006, demonstrated why including high yield bonds in a well-diversified asset allocation strategy can make sense for some investors. High yield bonds performed better than most other areas of the U.S. fixed income market for the reporting period by producing a 4.83% return as measured by the Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index (the benchmark index). The high yield asset class produced a 5.50% return as measured by the Lehman Brothers U.S. Corporate High Yield Index (the former benchmark index). The Fund returned 6.25%, outperforming both its benchmark index and the 5.44% return of its Lipper Closed-End High Current Yield Funds Average (Lipper Average). We attribute the Fund’s solid relative performance primarily to favorable security selection in sectors such as electric utilities, media/- entertainment, and automotive.

On the whole, high yield bonds remained supported by positive business fundamentals. Corporate balance sheets were generally healthy—many companies still generated free cash flow, had low-to-moderate amounts of leverage, and carried positive cash balances. Some firms, looking to make sure they had sufficient liquidity, refinanced their outstanding bonds earlier than necessary to take advantage of favorable market conditions. Moreover, the trailing 12-month high yield bond default rate fell to a record low during the reporting period.

Global rise in short-term rates rattled high yield bond market

Such factors helped restore investor confidence in high yield bonds after they sold off in the spring of 2006 as a global trend toward higher short-term interest rates finally began to discourage investment in riskier assets. High yield bonds tend to be less sensitive to the negative effects of rising interest rates than higher-quality bonds. However, there was widespread concern that major central banks might unintentionally tighten monetary policy too much and choke off the global economic expansion, which could hurt the credit quality of high yield bonds.

In the United States, the Federal Reserve (the Fed) had already raised its short-term rate target 10 times prior to the start of the reporting period as part of its latest campaign to rein in economic growth and curb inflationary pressures. During the reporting period, the Fed raised the target for the federal funds rate on overnight loans between banks another seven times, lifting it from 3.50% to 5.25%. When Fed policymakers met in August 2006 (the final meeting of the reporting period), they voted to leave the target for the benchmark rate unchanged, but left the door open for further rate hikes. While economic growth had begun to moderate, as evidenced by a weaker housing market, some inflation risk remained in the economy. As it turned

2

out, signs that inflationary pressures had begun to ease amid slower growth helped high yield bonds rally late in the reporting period. This was welcomed news for bond investors as inflation erodes the value of bonds’ fixed interest payments.

Favorable security selection in electric utility industry helped

With the high yield market in the late stage of its credit cycle, downside risks tend to outweigh the potential for positive developments in the market. Therefore, we focused on bonds with sufficient asset protection, which benefited the Fund. In the utility sector, the Fund had a favorable position within the capital structure of Calpine Corporation when the independent power producer filed for bankruptcy in December 2005. The Fund held the more senior Calpine bonds, which actually rose in value, while its underweight exposure to Calpine’s subordinated debt aided the Fund’s performance relative to its benchmark Index.

Security selection in autos and media/entertainment another plus

The automotive sector posted a solid return, but sound security selection was crucial as some debt securities performed better than others. This was particularly true of auto parts suppliers, who faced higher costs for raw materials and energy as well as production cutbacks at key customers such as General Motors Corp. (GM) and Ford Motor Co. (Ford). With that in mind, we avoided Dura Automotive Systems’ bonds, which declined in value as the auto parts supplier faced stiff competition from rivals who have had more success at cutting costs. In contrast, the Fund had a sizable position in bonds of Visteon, which performed well even though late in the reporting period a major credit-rating agency said it might downgrade its rating on Visteon debt securities.

The Fund also held GM bonds that performed well. The automaker has made steady progress toward cutting costs, selling a partial stake in its finance subsidiary General Motors Acceptance Corp., and negotiating with Delphi Corp. and the United Auto Workers union. We favored GM bonds over Ford debt securities, as financial markets have viewed GM’s restructuring efforts more favorably than Ford’s.

In the media/entertainment industry, the Fund held preferred stock of ION Media Networks (formerly Paxson Communications Corporation) that increased in value. The company struck a deal with NBC Universal that gave NBC an 18-month option to purchase a controlling stake in ION or seek another buyer for the option.

Leverage remained a positive factor in Fund performance

The Fund continued to employ leverage, which refers to the practice of taking out a loan against a percentage of portfolio assets and investing the money back into the

The High Yield Income Fund, Inc.	3

Investment Advisor’s Report (continued)

high yield market. Leverage can materially enhance a portfolio’s return when the underlying bonds gain in value, or it can detract from a portfolio’s return when the underlying bonds decline in value. We believe the Fund’s use of leverage, which declined during the reporting period, was among the factors that helped it outperform its benchmark Index.

Too few airline bonds detracted from Fund performance

Airline bonds gained solidly. In the face of stronger travel demand, carriers reduced capacity by making fewer flights and seats available. This enabled airlines to raise ticket prices, which helped them offset some of the negative impact of sharply higher fuel prices. Some major domestic carriers were even able to report their first profitable quarter in years. Despite these positive developments, we remained cautious with regard to the challenging operating environment faced by the major airlines as it is largely characterized by volatile fuel prices and stiff competition from low-cost carriers. The Fund held airline bonds that gained in value, but its underweight exposure to the sector detracted from its performance relative to its benchmark Index.

Overweight exposure to healthcare another negative

We continued to emphasize bonds in defensive sectors of the high yield market such as healthcare. Compared to its benchmark index, the Fund had an overweight exposure to the sector that included bonds of HCA, Inc.; Skilled Healthcare Group, Inc.; and Accellent, Inc., among others. HCA became involved in a leveraged buyout (LBO) that, if completed, will change the nation’s largest hospital chain from a public company to a private one. As part of the transaction, HCA will take on billions of dollars of additional debt. Consequently, three major credit-rating agencies announced they may downgrade their ratings of HCA bonds. The sell-off in HCA bonds spilled over into the rest of the sector, which performed poorly for the reporting period. Thus, the Fund’s overweight exposure to the healthcare sector detracted from its return.

Fund benefited from select emerging market exposure

Emerging market bonds also sold off in the spring of 2006 amid concern that the broad trend toward higher rates might undermine the global economic expansion. The sell-off did not last, however. Emerging market bonds bounced back during the summer to end the reporting period solidly in positive territory. The Fund’s modest exposure, which included bonds of Argentina, Colombia, and the Philippines, enhanced its performance.

4

Portfolio of Investments

August 31, 2006

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 131.3%
CORPORATE BONDS 127.9%

Aerospace/Defense 3.6%
BE Aerospace, Inc.,
Sr. Sub Notes, Ser. B	B3	8.875%	5/1/11	$235	$244,988
DRS Technologies, Inc.,
Gtd. Notes	B2	6.625	2/1/16	200	194,500
Gtd. Notes	B3	7.625	2/1/18	150	150,000
Esterline Technologies Corp.,
Sr. Sub Notes	Ba3	7.75	6/15/13	300	300,000
K&F Acquisition, Inc.,
Gtd. Notes	Caa1	7.75	11/15/14	150	149,250
L-3 Communications Corp.,
Gtd. Notes	Ba3	7.625	6/15/12	500	512,499
Moog, Inc.,
Sr. Sub. Notes	Ba3	6.25	1/15/15	300	283,500
Sequa Corp., Sr. Notes, Ser. B	B1	8.875	4/1/08	300	312,000
Standard Aerospace Holdings, Inc., Gtd. Notes	Caa1	8.25	9/1/14	125	120,313

					2,267,050

Airlines 0.9%
AMR Corp., M.T.N., Notes, Ser. B	CCC+(d)	10.40	3/10/11	100	94,125
Continental Airlines, Inc., Pass-thru Certs.,
Ser. D	B3	7.568	12/1/06	400	399,367
Ser. 1998-1, Class B	Ba2	6.748	3/15/17	88	83,179

					576,671

Automotive 9.4%
ArvinMeritor, Inc., Notes	Ba3	8.75	3/1/12	70	68,250
Ford Motor Credit Co.,
Notes	Ba3	7.875	6/15/10	1,405	1,380,860
Sr. Notes	Ba3	9.875	8/10/11	400	417,921
General Motors Acceptance Corp.,
Notes	Ba1	6.125	9/15/06	500	499,848
Notes	Ba1	6.75	12/1/14	435	417,029
Notes	Ba1	6.875	9/15/11	450	443,195

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	5

Portfolio of Investments

August 31, 2006 Cont’d.

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Notes	Ba1	6.875%	8/28/12	$950		$927,394
Notes	Caa1	7.20	1/15/11	475		425,719
General Motors Nova Scotia Finance Co. (Canada), Gtd. Notes	Caa1	6.85	10/15/08	225	(c)	216,563
Goodyear Tire & Rubber Co., Sr. Notes	B3	9.00	7/1/15	60		60,150
Lear Corp., Gtd. Notes, Ser. B	B3	8.11	5/15/09	355		342,575
TRW Automotive, Inc.,
Sr. Notes	Ba3	9.375	2/15/13	276		294,630
Sr. Sub. Notes	B1	11.00	2/15/13	50		54,375
Visteon Corp.,
Sr. Notes	B3	7.00	3/10/14	100		88,750
Sr. Notes	B3	8.25	8/1/10	365		357,700

						5,994,959

Banking 0.7%
Halyk Savings Bank of Kazahstan (Kazahstan), Notes (cost $101,750; purchased 10/22/04)	Baa1	8.125	10/7/09	100	(c)(g)(h)	104,375
Kazkommerts International BV (Netherlands),
Gtd. Notes	Baa1	7.00	11/3/09	105	(c)(h)	105,840
Gtd. Notes	Baa1	8.50	4/16/13	205	(c)(h)	216,583

						426,798

Building Materials 2.7%
Beazer Homes USA, Inc., Gtd. Notes	Ba1	8.625	5/15/11	110		110,413
D.R. Horton, Inc., Sr. Notes	Baa3	8.00	2/1/09	375		392,205
Dycom Industries, Inc., Notes	Ba3	8.125	10/15/15	175		176,750
Goodman Global Holdings, Inc.,
Sr. Notes, Ser. B	B2	8.329	6/15/12	122	(i)	122,000
K Hovnanian Enterprises Inc.,
Gtd. Notes	Ba1	7.50	5/15/16	170		156,400
Sr. Notes	Ba1	8.625	1/15/17	100		97,625
KB HOME,
Notes	Ba1	6.375	8/15/11	150		143,408
Sr. Sub. Notes	Ba2	8.625	12/15/08	160		165,051
Nortek, Inc., Sr. Sub. Notes	Caa1	8.50	9/1/14	350		325,500

						1,689,352

See Notes to Financial Statements.

6

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Cable 4.8%
Cablevision Systems Corp., Sr. Notes, Ser. B	B3	8.00%	4/15/12	$50		$50,250
Callahan Nordrhein-Westfalen (Germany),
Sr. Disc. Notes	NR	16.00	7/15/10	500	(a)(c)(f)	5
Charter Communications Holdings LLC,
Gtd. Notes	Ca	10.00	5/15/14	99		64,598
Gtd. Notes	Ca	11.125	1/15/14	198		132,660
Gtd. Notes	Ca	11.75	5/15/14	500		340,000
Sec’d. Notes	Caa3	11.00	10/1/15	400		354,999
Charter Communications Holdings II LLC,
Sr. Notes	Caa1	10.25	9/15/10	325		329,063
Sr. Notes, Ser. B	Caa1	10.25	9/15/10	250		252,500
Charter Communications Operating LLC,
Sr. Notes	B2	8.375	4/30/14	100	(h)	101,000
Sr. Notes	Ca	10.75	10/1/09	100		91,500
CSC Holdings, Inc.,
Debs.	B2	7.625	7/15/18	100		100,875
Debs.	B2	7.875	2/15/18	50		51,125
Debs., Ser. B	B2	8.125	8/15/09	100		103,250
Sr. Notes	B2	7.875	12/15/07	350		356,562
Sr. Notes, Ser. B	B2	7.625	4/1/11	25		25,563
Sr. Notes, Ser. B	B2	8.125	7/15/09	200		206,750
NTL Cable PLC (United Kingdom), Sr. Notes	B2	9.125	8/15/16	400	(c)	413,999
Videotron Ltee, Gtd. Notes	Ba3	6.375	12/15/15	100		93,625

						3,068,324

Capital Goods 7.4%
ALH Finance LLC, Sr. Sub. Notes	B3	8.50	1/15/13	75		73,313
Allied Waste North America, Inc.,
Gtd. Notes, Ser. B	B2	9.25	9/1/12	167		178,690
Sec’d. Notes, Ser. B	B2	5.75	2/15/11	450		427,499
Sr. Notes	B2	7.25	3/15/15	95		93,338
Sr. Notes, Ser. B	B2	8.50	12/1/08	135		140,400
Ashtead Capital, Inc., Notes	B3	9.00	8/15/16	175	(h)	178,500

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	7

Portfolio of Investments

August 31, 2006 Cont’d.

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Avis Budget Car Rental LLC,
Sr. Notes	Ba3	7.625%	5/15/14	$105	(h)	$99,750
Blount, Inc., Sr. Sub Notes	B2	8.875	8/1/12	425		425,531
Case New Holland, Inc., Gtd. Notes	Ba3	9.25	8/01/11	200		212,000
Columbus Mckinnon Corp., Sr. Sub. Notes	B3	8.875	11/1/13	160		163,200
Hertz Corp., Sr. Notes	B1	8.875	1/1/14	495	(h)	513,562
Invensys PLC (United Kingdom), Sr. Notes	B2	9.875	3/15/11	59	(c)(h)	63,720
JohnsonDiversey Holdings, Inc., Discount Notes,
Zero Coupon (until 5/15/07)	Caa1	Zero	5/15/13	135		115,425
JohnsonDiversey, Inc., Gtd. Notes, Ser. B	Caa1	9.625	5/15/12	75		73,875
Manitowoc Co., Inc., (The), Gtd. Notes	B2	10.50	8/1/12	260		279,500
RBS Global & Rexnord Corp., Gtd. Notes	B3	9.50	8/1/14	150	(h)	150,750
Stena AB (Sweden),
Sr. Notes	Ba3	7.50	11/1/13	275	(c)	270,875
Sr. Notes	Ba3	9.625	12/1/12	175	(c)	186,375
Terex Corp.,
Gtd. Notes	B2	7.375	1/15/14	275		275,000
Gtd. Notes	B2	9.25	7/15/11	50		52,688
United Rentals North America, Inc.,
Sr. Sub. Notes	Caa1	7.75	11/15/13	400		383,000
Valmont Industries, Inc., Gtd. Notes	Ba3	6.875	5/1/14	350		344,750

						4,701,741

Chemicals 6.6%
BCI Finance Corp., Sr. Sec’d. Notes	B3	11.007	7/15/10	185	(h)(i)	188,700
Equistar Chemical Funding LP,
Gtd. Notes	B1	10.125	9/1/08	215		226,825
Sr. Notes	B1	10.625	5/1/11	85		91,375
Huntsman International LLC,
Gtd. Notes	B2	9.875	3/1/09	370		384,800
Gtd. Notes	B3	10.125	7/1/09	42		42,840
Huntsman LLC, Gtd. Notes	Ba3	11.625	10/15/10	611		678,209

See Notes to Financial Statements.

8

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Ineos Group Holdings PLC (United Kingdom),
Notes	B2	8.50%	2/15/16	$100	(c)(h)	$95,000
Koppers, Inc., Gtd. Notes	B1	9.875	10/15/13	236		255,470
Lyondell Chemical Co.,
Gtd. Notes	Ba3	9.50	12/15/08	496		510,880
Gtd. Notes	Ba3	10.50	6/1/13	224		246,400
Mosaic Global Holdings, Inc.,
Debs.	B1	6.875	7/15/07	300		300,000
Gtd. Notes, Ser. B	Ba3	10.875	6/1/08	100		106,750
Gtd. Notes, Ser. B	Ba3	11.25	6/1/11	300		316,875
Nalco Co.,
Sr. Notes	B2	7.75	11/15/11	140		142,450
Sr. Sub. Notes	Caa1	8.875	11/15/13	235		242,050
Rhodia SA (France),
Sr. Notes	B3	10.25	6/1/10	91	(c)	99,873
Sr. Sub. Notes	Caa1	8.875	6/1/11	113	(c)	115,543
Rockwood Specialties Group, Inc., Sr. Sub. Notes	B3	10.625	5/15/11	110		117,975

						4,162,015

Consumer 2.4%
Levi Strauss & Co.,
Sr. Notes	B3	8.875	4/1/16	75		74,063
Sr. Notes	B3	12.25	12/15/12	200		224,000
Mac-Gray Corp., Sr. Notes	B1	7.625	8/15/15	150		152,250
Playtex Products, Inc.,
Gtd. Notes	Caa1	9.375	6/1/11	325		339,625
Sec’d. Notes	B2	8.00	3/1/11	15		15,600
Steinway Musical Instruments, Sr. Notes	Ba3	7.00	3/1/14	350	(h)	337,750
Service Corp. International, Inc.,
Sr. Unsec’d. Notes	Ba3	6.50	3/15/08	125		125,000
Simmons Bedding Co., Sr. Sub. Notes	Caa1	7.875	1/15/14	100		96,500
TDS Investor Corp., Sr. Sub. Notes	Caa1	11.875	9/1/16	205	(h)	199,875

						1,564,663

Electric 10.3%
AES Corp.,
Sec’d. Notes	Ba3	8.75	5/15/13	90	(h)	96,638

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	9

Portfolio of Investments

August 31, 2006 Cont’d.

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Sr. Notes	B1	9.375%	9/15/10	$700		$755,999
Sr. Notes	B1	9.50	6/1/09	75		80,250
AES Eastern Energy LP, Pass-Through Cert.,
Ser. 1999-A	Ba1	9.00	1/2/17	202		221,889
Aquila, Inc., Sr. Notes	B2	9.95	2/1/11	10		11,058
CMS Energy Corp.,
Sr. Notes	Ba3	7.50	1/15/09	120		123,300
Sr. Notes	Ba3	8.50	4/15/11	200		214,500
Dynegy Holdings, Inc.,
Debs.	B2	7.125	5/15/18	50		44,125
Debs.	B2	7.625	10/15/26	75		66,188
Sr. Notes	B2	6.875	4/1/11	75		72,000
Sr. Unsec’d. Notes	B2	8.375	5/1/16	275	(h)	270,875
Edison Mission Energy,
Sr. Notes	B1	7.73	6/15/09	275		281,188
Sr. Notes	B1	7.75	6/15/16	225	(h)	225,000
Empresa Nacional de Electricidad (Chile),
Unsub. Notes	Ba1	8.35	8/1/13	670	(c)	744,244
Homer City Funding LLC, Gtd. Notes	Ba2	8.137	10/1/19	138		147,660
Midwest Generation LLC,
Pass-thru Certs., Ser. A	B1	8.30	7/2/09	193	(f)	197,502
Pass-thru Certs., Ser. B	B1	8.56	1/2/16	33		35,479
Sec’d. Notes	Ba3	8.75	5/1/34	325		346,125
Mirant North America LLC, Gtd. Notes	B2	7.375	12/31/13	360		356,400
Mission Energy Holding Co., Sec’d. Notes	B2	13.50	7/15/08	75		83,906
Nevada Power Co., Gen. Ref. Mtge.,
Notes	Ba1	6.50	4/15/12	130		133,214
NRG Energy, Inc., Gtd. Notes	B1	7.375	2/1/16	550		541,750
Orion Power Holdings, Inc., Sr. Notes	B3	12.00	5/1/10	370		419,950
Reliant Energy, Inc., Sec’d. Notes	B2	9.50	7/15/13	220		228,800
Sierra Pacific Resources, Sr. Notes	B1	8.625	3/15/14	95		102,116
Southern Energy Escrow	NR	Zero	7/15/49	75	(f)(h)	375
TECO Energy, Inc., Sr. Notes	Ba2	7.50	6/15/10	400		416,000

See Notes to Financial Statements.

10

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

TXU Corp.,
Sr. Notes, Ser. P	Ba1	5.55%	11/15/14	$50		$46,620
Sr. Notes, Ser. Q	Ba1	6.50	11/15/24	150		139,739
UtiliCorp Canada Finance Corp. (Canada), Gtd. Notes	B2	7.75	6/15/11	115	(c)	120,463

						6,523,353

Energy—Other 5.7%
Chesapeake Energy Corp.,
Gtd. Notes	Ba2	6.25	1/15/18	75		69,188
Gtd. Notes	Ba2	6.50	8/15/17	275		255,062
Sr. Notes	Ba2	6.375	6/15/15	200		190,000
Sr. Notes	Ba2	6.875	1/15/16	200		194,000
Sr. Notes	Ba2	7.00	8/15/14	150		148,500
Compton Petroleum Finance Corp. (Canada),
Gtd. Notes	B2	7.625	12/1/13	100	(c)	97,500
Encore Acquisition Co.,
Sr. Sub. Notes	B2	6.00	7/15/15	50		46,375
Sr. Sub. Notes	B2	6.25	4/15/14	75		70,500
Forest Oil Corp.,
Sr. Notes	Ba3	8.00	6/15/08	100		103,000
Sr. Notes	Ba3	8.00	12/15/11	95		98,088
Hanover Equipment Trust,
Sec’d. Notes, Ser. A	B2	8.50	9/1/08	43		43,753
Sec’d. Notes, Ser. B	B2	8.75	9/1/11	125		130,000
Houston Exploration Co., Sr. Sub. Notes	B2	7.00	6/15/13	100		99,500
Kerr-McGee Corp., Sec’d. Notes	Ba2	6.95	7/1/24	225		238,806
Magnum Hunter Resources, Inc., Gtd. Notes	Ba3	9.60	3/15/12	23		24,380
Newfield Exploration Co.,
Sr. Sub. Notes	Ba3	6.625	9/1/14	75		73,312
Sr. Sub. Notes	Ba3	6.625	4/15/16	400		389,000
Parker Drilling Co., Sr. Notes	B2	9.625	10/1/13	450		490,499
Petrohawk Energy Corp., Gtd. Notes	B3	9.125	7/15/13	200	(h)	203,500
Pioneer Natural Resource Co.,
Bonds	Ba1	6.875	5/1/18	100		98,760
Sr. Notes	Ba1	5.875	7/15/16	100		93,281

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	11

Portfolio of Investments

August 31, 2006 Cont’d.

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Plains Exploration & Production Co., Sr. Notes	Ba2	7.125%	6/15/14	$50		$51,250
Pogo Producing Co.,
Sr. Sub. Notes	B2	6.875	10/1/17	125		119,063
Sr. Sub. Notes	B2	7.875	5/1/13	75	(h)	76,500
Pride International, Inc., Sr. Notes	Ba2	7.375	7/15/14	125		127,188
Tesoro Corp.,
Gtd. Notes	Ba1	6.625	11/1/15	50	(h)	48,250
Sr. Notes	Ba1	6.25	11/1/12	25	(h)	24,125

						3,603,380

Foods 2.2%
Agrilink Foods, Inc., Gtd. Notes	B3	11.875	11/1/08	21		21,158
Ahold Finance USA, Inc., Notes	Ba1	8.25	7/15/10	75		78,844
Albertson’s, Inc., Sr. Notes	B2	7.50	2/15/11	100		100,355
Constellation Brands, Inc., Gtd. Notes	Ba2	7.25	9/1/16	175		175,874
Dean Foods Co., Gtd. Notes	Ba2	7.00	6/1/16	100		99,000
Del Monte Corp., Sr. Sub. Notes	B2	8.625	12/15/12	100		104,625
Delhaize America, Inc., Gtd. Notes	Ba1	8.125	4/15/11	125		133,953
Dole Food Co., Inc.,
Gtd. Notes	B3	7.25	6/15/10	100		93,750
Sr. Notes	B3	8.625	5/1/09	55		54,175
National Beef Packing Co. LLC, Sr. Notes	B3	10.50	8/1/11	150		156,375
Pilgrim’s Pride Corp., Gtd. Notes	Ba2	9.625	9/15/11	75		78,563
Smithfield Foods, Inc.,
Sr. Notes	Ba2	7.00	8/1/11	60		60,225
Sr. Notes, Ser. B	Ba2	7.75	5/15/13	120		122,700
Stater Brothers Holdings, Inc., Sr. Notes	B1	8.125	6/15/12	100		99,750

						1,379,347

Gaming 8.3%
Aztar Corp., Sr. Sub. Notes	Ba3	7.875	6/15/14	285		307,800
Boyd Gaming Corp.,
Sr. Sub. Notes	B1	6.75	4/15/14	60		56,550
Sr. Sub. Notes	B1	8.75	4/15/12	200		209,750
Caesars Entertainment, Inc., Sr. Sub. Notes	Ba1	8.125	5/15/11	85		89,463

See Notes to Financial Statements.

12

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

CCM Merger, Inc., Notes	B3	8.00%	8/1/13	$275	(h)	$263,313
Greektown Holdings LLC, Sr. Notes	B3	10.75	12/1/13	215	(h)	226,288
Isle of Capri Casinos, Inc., Gtd. Notes	B2	9.00	3/15/12	185		193,556
Kerzner International Ltd. (Bahamas),
Sr. Sub. Notes (cost $294,000; purchased 1/19/06)	B2	6.75	10/1/15	300	(c)(f)(g)	320,999
Mandalay Resort Group,
Sr. Notes	Ba2	9.50	8/1/08	250		264,375
Sr. Sub. Notes	Ba3	9.375	2/15/10	100		105,625
MGM Mirage, Inc.,
Gtd. Notes	Ba2	6.00	10/1/09	325		317,687
Gtd. Notes	Ba3	9.75	6/1/07	480		491,999
Sr. Notes	Ba2	6.875	4/1/16	225	(h)	213,469
Mohegan Tribal Gaming Authority,
Sr. Sub. Notes	Ba3	6.375	7/15/09	100		98,750
Sr. Sub. Notes	Ba3	7.125	8/15/14	50		48,750
Sr. Sub. Notes	Ba3	8.00	4/1/12	175		180,469
Sr. Sub. Notes	Ba3	8.375	7/1/11	850	(f)	883,999
Station Casinos, Inc.,
Sr. Notes	Ba3	6.00	4/1/12	215		205,594
Sr. Sub Notes	B1	6.50	2/1/14	75		69,938
Sr. Sub. Notes	B1	6.625	3/15/18	100		89,250
Sr. Sub. Notes	B1	6.875	3/1/16	100		92,625
Sr. Unsec’d. Notes	Ba3	7.75	8/15/16	150		154,688
Trump Entertainment Resorts, Inc., Sec’d. Notes	Caa1	8.50	6/1/15	305		295,088
Wynn Las Vegas LLC, First Mtge., Bonds	B2	6.625	12/1/14	100		95,500

						5,275,525

Health Care & Pharmaceutical 9.8%
Accellent, Inc., Gtd. Notes	Caa1	10.50	12/1/13	600		619,499
Alliance Imaging, Inc., Sr. Sub. Notes	B3	7.25	12/15/12	200		186,000
Concentra Operating Corp., Gtd. Notes	B3	9.50	8/15/10	275		286,000
Coventry Health Care, Inc., Sr. Notes	Ba1	8.125	2/15/12	400		417,000

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	13

Portfolio of Investments

August 31, 2006 Cont’d.

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Elan Finance PLC (Ireland), Gtd. Notes	B3	9.405%	11/15/11	$103	(c)(i)	$104,030
Fresenius Medical Care Capital Trust II,
Gtd. Notes	B1	7.875	2/1/08	500		510,000
Hanger Orthopedic Group, Inc., Gtd. Notes	B3	10.25	6/1/14	150		150,375
HCA, Inc.,
Debs.	Ba2	7.50	11/15/95	100		68,297
Notes	Ba2	6.25	2/15/13	100		82,750
Notes	Ba2	6.75	7/15/13	300		251,250
Iasis Healthcare LLC, Sr. Sub. Notes	B3	8.75	6/15/14	140		133,350
Inverness Medical Innovations, Inc., Sr. Sub. Notes	Caa3	8.75	2/15/12	205	(f)	202,950
MedQuest, Inc., Gtd. Notes, Ser. B	Caa3	11.875	8/15/12	50		46,250
Omnicare, Inc.,
Sr. Sub. Notes	Ba3	6.125	6/1/13	125		116,250
Sr. Sub. Notes	Ba3	6.875	12/15/15	100		95,625
Res-Care, Inc., Sr. Notes	B1	7.75	10/15/13	300		299,250
Select Medical Corp., Gtd. Notes	B3	7.625	2/1/15	125		108,125
Senior Housing Properties Trust, Sr. Notes	Ba2	8.625	1/15/12	405		432,338
Skilled Healthcare Group, Inc., Sr. Sub. Notes	Caa1	11.00	1/15/14	550	(h)	580,250
Vanguard Health Holding Co. II LLC,
Sr. Sub. Notes	Caa1	9.00	10/1/14	160		155,200
Ventas Realty LP,
Gtd. Notes	Ba2	6.75	6/1/10	200		203,750
Gtd. Notes	Ba2	7.125	6/1/15	125		127,969
Gtd. Notes	Ba2	8.75	5/1/09	280		299,250
Sr. Notes	Ba2	6.625	10/15/14	150		151,500
Warner Chilcott Corp., Gtd. Notes	Caa1	8.75	2/1/15	615		614,999

						6,242,257

Lodging 3.4%
Felcor Lodging LP,
Gtd. Notes	Ba3	8.50	6/1/11	225		237,938
Sr. Notes	Ba3	9.57	6/1/11	125	(i)	128,125

See Notes to Financial Statements.

14

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Gaylord Entertainment Co., Sr. Notes	B3	8.00%	11/15/13	$100		$101,500
Hilton Hotels Corp., Notes	Ba2	7.625	12/1/12	75		79,298
Host Marriott LP,
Gtd. Notes	Ba2	6.75	6/1/16	325		315,250
Gtd. Notes, Ser. I	Ba2	9.50	1/15/07	275		278,094
Sr. Notes	Ba2	7.125	11/1/13	400		403,999
Sr. Notes, Ser. M	Ba2	7.00	8/15/12	200		201,500
Royal Caribbean Cruises Ltd. (Liberia), Sr. Notes	Ba1	8.00	5/15/10	175	(c)	184,328
Starwood Hotels & Resorts Worldwide, Inc.,
Debs.	Baa3	7.375	11/15/15	150		159,750
Gtd. Notes	Baa3	7.875	5/1/12	70		75,775

						2,165,557

Media & Entertainment 11.2%
AMC Entertainment, Inc.,
Gtd. Notes	B3	11.00	2/1/16	50		54,313
Gtd. Notes, Ser. B	B2	8.625	8/15/12	275		281,875
Sr. Sub. Notes	B3	8.00	3/1/14	100		93,500
Cinemark, Inc., Sr. Disc. Notes	Caa1	Zero	3/15/14	225		175,500
Dex Media East LLC, Gtd. Notes	B1	12.125	11/15/12	406		452,689
Dex Media, Inc., Notes	B3	8.00	11/15/13	165		164,175
Dex Media West LLC, Sr. Sub. Notes, Ser. B	B2	9.875	8/15/13	415		445,606
DirecTV Holdings LLC, Sr. Notes	Ba2	8.375	3/15/13	48		50,400
Echostar DBS Corp.,
Gtd. Notes	Ba3	6.625	10/1/14	75		72,094
Gtd. Notes	Ba3	7.125	2/1/16	300	(h)	292,125
Sr. Notes	Ba3	6.375	10/1/11	75		73,031
Gray Television, Inc., Gtd. Notes	Ba3	9.25	12/15/11	285		296,400
Intelsat Bermuda Ltd. (Bermuda),
Gtd. Notes	B2	9.25	6/15/16	175	(c)(h)	182,000
Sr. Notes	Caa1	11.25	6/15/16	375	(c)(h)	388,593
Intelsat Subsidiary Holding Co., Ltd. (Bermuda),
Gtd. Notes	B2	10.484	1/15/12	375	(c)	380,624
Intrawest Corp. (Canada), Sr. Notes	B1	7.50	10/15/13	300	(c)	318,000

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	15

Portfolio of Investments

August 31, 2006 Cont’d.

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Lamar Media Corp., Sr. Sub Notes	Ba3	6.625%	8/15/15	$425	(h)	$398,438
Medianews Group, Inc., Sr. Sub. Notes	B2	6.875	10/1/13	200		183,000
Morris Publishing Group LLC, Gtd. Notes	B1	7.00	8/1/13	65		61,750
Nielsen Finance LLC, Sr. Notes	B3	10.00	8/1/14	125	(h)	127,969
PRIMEDIA, Inc., Sr. Notes	B2	10.78	5/15/10	200	(i)	206,000
Rainbow National Services LLC,
Sr. Notes	B2	8.75	9/1/12	125	(h)	131,875
Sr. Sub. Debs.	B3	10.375	9/1/14	25	(h)	27,844
RH Donnelley Finance Corp.,
Gtd. Notes (cost $200,000; purchased 11/26/02)	B2	10.875	12/15/12	200	(g)(h)	219,000
Sr. Sub. Notes, Series A-3	Caa1	8.875	1/15/16	600		590,999
Sinclair Broadcast Group, Inc., Gtd. Notes	B2	8.75	12/15/11	165		172,219
Six Flags, Inc., Sr. Notes	Caa2	9.625	6/1/14	20		17,850
Sun Media Corp. (Canada), Gtd. Notes	Ba3	7.625	2/15/13	400	(c)	406,000
Universal City Florida Holdings Co., Sr. Notes	B3	10.239	5/1/10	400	(i)	409,000
Vail Resorts, Inc., Sr. Sub. Notes	B2	6.75	2/15/14	150		145,313
Vertis, Inc.,
Gtd. Notes, Ser. B	Caa2	10.875	6/15/09	45		45,450
Sec’d. Notes	B3	9.75	4/1/09	200		202,500
Warner Music Group, Sr. Sub. Notes	B2	7.375	4/15/14	50		48,125

						7,114,257

Metals 6.4%
AK Steel Corp., Gtd. Notes	B1	7.75	6/15/12	175		170,625
Arch Western Finance LLC, Sec’d. Notes	Ba3	6.75	7/1/13	275		265,375
Century Aluminum Co., Gtd. Notes	Ba3	7.50	8/15/14	300		298,500
Chaparral Steel Co., Gtd. Notes	B1	10.00	7/15/13	430		475,150
Earle M. Jorgensen Co., Sec’d. Notes	Ba3	9.75	6/1/12	425		451,563
Gerdau AmeriSteel Corp. (Canada), Sr. Notes	Ba2	10.375	7/15/11	500	(c)	538,749

See Notes to Financial Statements.

16

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Indalex Holding Corp., Sec’d. Notes	B3	11.50%	2/1/14	$100	(h)	$106,000
Ispat Inland ULC (Canada), Sec’d. Notes	Baa3	9.75	4/1/14	240	(c)	269,760
Metals USA, Inc., Sec’d. Notes	B3	11.125	12/1/15	372	(h)	410,130
Novelis, Inc. (Canada), Sr. Notes	B1	8.25	2/15/15	225	(c)(h)	213,750
PNA Group Inc.,
Sr. Notes (cost $175,000; purchased 8/4/06)	B3	10.75	9/1/16	175	(g)(h)	178,500
Ryerson, Inc., Sr. Notes	B2	8.25	12/15/11	135		134,663
United States Steel Corp.,
Sr. Notes	Ba1	9.75	5/15/10	400		425,000
Sr. Notes	Ba1	10.75	8/1/08	100		107,750

						4,045,515

Packaging 3.7%
Berry Plastics Corp., Gtd. Notes	B3	10.75	7/15/12	275		299,750
Crown Americas, Gtd. Notes	B1	7.625	11/15/13	300		301,500
Graham Packaging Co., Inc.,
Gtd. Notes	Caa1	8.50	10/15/12	200		193,500
Sub. Notes	Caa2	9.875	10/15/14	125		120,313
Greif Brothers Corp., Gtd. Notes	B1	8.875	8/1/12	480		504,000
Owens-Brockway Glass Container, Inc.,
Sec’d. Notes	B1	8.75	11/15/12	705		749,062
Silgan Holdings, Inc., Sr. Sub. Notes	B1	6.75	11/15/13	175		171,063

						2,339,188

Paper 4.0%
Abitibi Consolidated, Inc. (Canada),
Gtd. Notes	B1	8.375	4/1/15	355	(c)	323,050
Notes	B1	7.75	6/15/11	120	(c)	110,700
Ainsworth Lumber Co. Ltd. (Canada), Gtd. Notes	B2	9.249	10/1/10	400	(c)(i)	333,999
Bowater Canada Finance (Canada), Gtd. Notes	B1	7.95	11/15/11	100	(c)	96,000
Cascades, Inc. (Canada), Sr. Notes	Ba3	7.25	2/15/13	300	(c)	283,500
Catalyst Paper Corp. (Canada),
Gtd. Notes, Ser. D	B1	8.625	6/15/11	100	(c)	98,250
Sr. Notes	B1	7.375	3/1/14	100	(c)	91,250

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	17

Portfolio of Investments

August 31, 2006 Cont’d.

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Cellu Tissue Holdings, Inc., Sec’d. Notes	B2	9.75%	3/15/10	$300		$292,500
Domtar, Inc. (Canada), Notes	B1	7.875	10/15/11	25	(c)	24,813
Graphic Packaging International Corp.,
Sr. Notes	B2	8.50	8/15/11	200		203,000
Sr. Sub. Notes	B3	9.50	8/15/13	125		125,625
Jefferson Smurfit Corp., Gtd. Notes	B2	8.25	10/1/12	90		85,275
Millar Western Forest Products Ltd. (Canada),
Sr. Notes	B2	7.75	11/15/13	130	(c)	103,350
Norampac, Inc. (Canada), Sr. Notes	B1	6.75	6/1/13	110	(c)	101,200
Smurfit-Stone Container Enterprises, Inc.,
Sr. Notes	B2	8.375	7/1/12	75		71,438
Tembec Industries, Inc. (Canada), Gtd. Notes	Ca	7.75	3/15/12	205	(c)	101,988
Verso Paper Holdings LLC, Sec’d. Notes	B1	9.125	8/1/14	75	(h)	74,625

						2,520,563

Pipelines & Other 6.4%
AmeriGas Partners LP, Sr. Notes	B1	7.125	5/20/16	175		170,188
El Paso Corp., Sr. Notes	B2	7.00	5/15/11	465		466,163
El Paso Production Holdings Co., Gtd. Notes	B1	7.75	6/1/13	525		532,874
Ferrellgas Partners LP,
Sr. Notes	Ba3	6.75	5/1/14	50		48,125
Sr. Notes	B2	8.75	6/15/12	100		103,500
Inergy LP,
Gtd. Notes	B1	8.25	3/1/16	50		51,375
Sr. Notes	B1	6.875	12/15/14	150		142,125
Pacific Energy Partners LP, Sr. Notes	Ba2	7.125	6/15/14	100		101,000
Southern Natural Gas Co., Unsub. Notes	Ba2	8.875	3/15/10	250		262,262
Targa Resources, Inc., Gtd. Notes	B2	8.50	11/1/13	400	(h)	399,000
Tennessee Gas Pipeline Co.,
Debs.	Ba2	7.00	3/15/27	215		215,973

See Notes to Financial Statements.

18

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Debs.	Ba2	7.00%	10/15/28	$25		$24,373
Debs.	Ba2	7.625	4/1/37	295		305,607
TransMontaigne, Inc., Sr. Sub. Notes	B3	9.125	6/1/10	85		90,819
Williams Cos., Inc. (The),
Debs., Ser. A	Ba2	7.50	1/15/31	100		96,250
Notes	Ba2	7.125	9/1/11	200		203,000
Notes	Ba2	7.75	6/15/31	100		97,750
Notes	Ba2	7.875	9/1/21	245		249,288
Sr. Unsec’d. Notes	Ba2	8.125	3/15/12	475		501,125

						4,060,797

Restaurants 0.4%
Carrols Corp., Gtd. Notes	Caa1	9.00	1/15/13	175		171,500
Domino’s, Inc., Sr. Sub. Notes	B2	8.25	7/1/11	73		75,555

						247,055

Retailers 3.0%
Asbury Automotive Group, Inc., Sr. Sub. Notes	B3	8.00	3/15/14	50		48,750
Couche-Tard, Inc., Sr. Sub Notes	Ba2	7.50	12/15/13	125		126,250
GSC Holdings Corp.,
Gtd. Notes	Ba3	8.00	10/1/12	115		117,444
Gtd. Notes	Ba3	9.383	10/1/11	150	(i)	155,813
Jean Coutu Group, Inc. (Canada),
Sr. Notes	B3	7.625	8/1/12	50	(c)	52,500
Sr. Sub. Notes	Caa2	8.50	8/1/14	145	(c)	138,294
Neiman-Marcus Group, Inc., Gtd. Notes	B3	10.375	10/15/15	400		427,999
Pantry, Inc., Sr. Sub. Notes	B3	7.75	2/15/14	165		162,525
Rite Aid Corp.,
Gtd. Notes	B2	7.50	1/15/15	100		95,500
Sec’d. Notes	B2	8.125	5/1/10	245		245,919
Sonic Automotive, Inc., Sr. Sub. Notes, Ser. B	B2	8.625	8/15/13	110		109,175
Stripes Acquisition LLC, Sr. Notes	B2	10.625	12/15/13	200	(h)	210,000

						1,890,169

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	19

Portfolio of Investments

August 31, 2006 Cont’d.

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Technology 5.3%
Amkor Technology, Inc., Sr. Notes	Caa3	7.125%	3/15/11	$75		$71,250
Avago Technologies (Singapore),
Sr. Notes	B3	10.125	12/1/13	150	(c)(h)	156,938
Sr. Sub. Notes	Caa2	11.875	12/1/15	75	(c)(h)	80,906
Flextronics International Ltd. (Singapore),
Sr. Sub. Notes	Ba2	6.25	11/15/14	200	(c)	191,250
Freescale Semiconductor, Inc., Sr. Notes	Ba1	7.125	7/15/14	25		25,750
Iron Mountain, Inc., Gtd. Notes	B3	8.625	4/1/13	175		178,719
Nortel Networks Corp. (Canada), Gtd. Notes	B3	4.25	9/1/08	135	(c)	127,744
Nortel Networks Ltd., (Canada), Gtd. Notes	B3	9.73	7/15/11	325	(c)(h)(i)	328,250
Sanmina-SCI Corp., Sr. Sub. Notes	B1	8.125	3/1/16	200		195,000
Seagate Technology HDD Holdings (Cayman Islands), Gtd. Notes	Ba1	8.00	5/15/09	150	(c)	154,125
Sensata Technologies BV (Netherlands),
Sr. Notes	B2	8.00	5/1/14	425	(c)(h)	416,500
Serena Software, Inc., Sr. Sub. Notes	Caa1	10.375	3/15/16	300	(h)	306,000
Spansion, Inc., Sr. Notes	Caa1	11.25	1/15/16	300	(h)	307,125
Sungard Data Data Systems Inc., Gtd. Notes	B3	9.973	8/15/13	750	(i)	783,749
Xerox Corp., Sr. Notes	Ba2	6.875	8/15/11	50		51,188

						3,374,494

Telecommunications 8.9%
Alamosa Delaware, Inc., Gtd. Notes	Caa1	11.00	7/31/10	150		163,875
Centennial Communications Corp., Sr. Notes	B3	8.125	2/1/14	155		150,738
Cincinnati Bell, Inc.,
Gtd. Notes	B1	7.25	7/15/13	75		76,219
Sr. Sub. Notes	B3	8.375	1/15/14	125		125,469

See Notes to Financial Statements.

20

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Citizens Communications Co.,
Notes	Ba3	9.25%	5/15/11	$205		$224,219
Sr. Notes	Ba3	6.25	1/15/13	150		144,938
Sr. Notes	Ba3	9.00	8/15/31	100		105,500
Dobson Cellular Systems, Inc., Sec’d. Notes	B1	8.375	11/1/11	250		258,750
Hawaiian Telcom Communications, Inc.,
Gtd. Notes, Ser. B	Caa1	12.50	5/1/15	50		51,125
Level 3 Financing, Inc., Sr. Notes	B3	12.25	3/15/13	575	(h)	627,468
Nextel Partners, Inc., Sr. Notes	Ba3	8.125	7/1/11	375		393,749
Nordic Telephone Co. Holdings (Denmark),
Sr. Notes	B2	8.875	5/1/16	265	(c)(h)	275,600
Qwest Capital Funding, Inc., Gtd. Notes	B3	6.875	7/15/28	150		132,188
Qwest Communications International, Inc.,
Gtd. Notes, Ser. B	B2	7.50	2/15/14	150		148,688
Qwest Corp.,
Debs.	Ba3	7.50	6/15/23	650		633,749
Notes	Ba3	8.875	3/15/12	125		135,313
Sr. Notes	Ba3	7.50	10/1/14	200	(h)	203,500
Sr. Notes	Ba3	7.625	6/15/15	275		282,219
Sr. Notes	Ba3	7.875	9/1/11	150		156,375
Rogers Wireless, Inc. (Canada),
Sec’d. Notes	Ba2	7.50	3/15/15	150	(c)	156,750
Sec’d. Notes	Ba2	9.625	5/1/11	125	(c)	139,688
Sr. Sub. Notes	Ba3	8.00	12/15/12	200	(c)	209,000
Rural Cellular Corp., Sr. Notes	Caa1	9.875	2/01/10	135		139,388
Time Warner Telecom Holdings, Inc., Gtd. Notes	B3	9.25	2/15/14	100		104,000
UbiquiTel Operating Co., Sr. Notes	Caa1	9.875	3/1/11	250		271,875
Windstream Corp., Sr. Notes	Ba3	8.625	8/01/16	300	(h)	317,250

						5,627,633

Tobacco 0.4%
Reynolds American, Inc.,
Sec’d. Notes	Ba2	6.50	7/15/10	70	(h)	70,566

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	21

Portfolio of Investments

August 31, 2006 Cont’d.

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Sec’d. Notes	Ba2	7.625%	6/1/16	$175	(h)	$182,587

						253,153

Total corporate bonds (cost $80,583,500)						81,113,816

SOVEREIGN BONDS 1.5%
Republic of Argentina,
Bonds, F.R.N.	B3	3.00	4/30/13	201	(c)(i)	150,817
Bonds, F.R.N.	B3	5.589	8/3/12	255	(c)(i)	236,868
Republic of Colombia, Notes	Ba2	10.00	1/23/12	200	(c)	232,800
Republic of Philippines, Bonds	B1	9.375	1/18/17	300	(c)	350,249

Total sovereign bonds (cost $923,033)						970,734

				Shares

COMMON STOCKS 1.2%
IMPSAT Fiber Networks, Inc. (Argentina)				2,330	(b)(c)	16,543
Liberty Global, Inc., Class A				2,823	(b)	65,155
Liberty Global, Inc., Class C				2,783	(b)	65,707
Mirant Corp.				1,590	(b)	46,062
Premium Standard Farms, Inc. (cost $249,980; purchased 6/17/05)				21,883	(f)(g)	370,261
TELUS Corp. (Canada)				4,049	(c)	192,489

Total common stocks (cost $604,858)						756,217

PREFERRED STOCK(b) 0.7%
ION Media Networks, Inc., 13.25% , PIK (cost $393,072)				55		473,000

				Units

WARRANTS(b)
Sterling Chemical Holdings, Inc., expiring 8/15/08				140	(f)	0
Viasystems Group, Inc., expiring 1/10/31				10,871	(f)	1

See Notes to Financial Statements.

22

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Units		Value (Note 1)
XM Satellite Radio, Inc., expiring 3/15/10				150	(f)(h)	$0

Total warrants (cost $219,817)						1

Total long-term investments (cost $82,724,280)						83,313,768

				Principal Amount (000)
SHORT-TERM INVESTMENT 2.7%
U.S. GOVERNMENT AGENCY SECURITY
Federal Home Loan Bank, Discount Note
(cost $1,692,000)	Aaa	4.98%(e)	9/1/06	$1,692		1,691,766

Total Investments(j) 134.0% (cost $84,416,280; Note 4)						85,005,534
Liabilities in excess of other assets (34.0%)						(21,591,701)

Net Assets 100.0%						$63,413,833

F.R.N.—Floating Rate Note.

M.T.N.—Medium Term Note.

NR—Not rated by Moody’s or Standard & Poor’s.

PIK—Payment in Kind.

(a)	Represents issuer in default on interest payment; non-income producing security.
(b)	Non-income producing security.
(c)	US$ denominated foreign securities.
(d)	Standard & Poor’s Rating.
(e)	Percentage quoted represents yield-to-maturity as of purchase date.
(f)	Indicates a security that has been deemed illiquid.
(g)	Indicates a restricted security; the aggregate cost of such securities is $1,020,730. The aggregate value of $1,193,135 is approximately 1.9% of net assets.
(h)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(i)	Indicates a variable rate security. The interest rate shown reflects the rate in effect at August 31, 2006.
(j)	As of August 31, 2006, 1 security representing $1 and 0.0% of the total market value was fair valued in accordance with the policies adopted by the Board of Directors.

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	23

Portfolio of Investments

August 31, 2006 Cont’d.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2006 were as follows:

Media & Entertainment	11.2%
Electric	10.3
Health Care & Pharmaceutical	9.8
Automotive	9.4
Telecommunications	8.9
Gaming	8.3
Capital Goods	7.4
Chemicals	6.6
Metals	6.4
Pipelines & Other	6.4
Energy—Other	5.7
Technology	5.3
Cable	4.8
Paper	4.0
Packaging	3.7
Aerospace & Defense	3.6
Lodging	3.4
Retailers	3.0
Building Materials	2.7
U.S. Government Agency Security	2.7
Consumer	2.4
Foods	2.2
Sovereign Bonds	1.5
Common Stocks	1.2
Airlines	0.9
Banking	0.7
Preferred Stock	0.7
Restaurants	0.4
Tobacco	0.4

134.0
Liabilities in excess of other assets	(34.0)

100.0%

See Notes to Financial Statements.

24

Statement of Assets and Liabilities

as of August 31, 2006

Assets
Investments, at value (cost $84,416,280)	$85,005,534
Foreign currency, at value (cost $63,532)	67,099
Interest and dividend receivable	1,648,058
Receivable for investments sold	510,531

Total assets	87,231,222

Liabilities
Loan payable (Note 5)	23,000,000
Payable for investments purchased	448,928
Accrued expenses	128,039
Loan interest payable	121,299
Deferred directors’ fees	60,973
Management fee payable	37,521
Dividends payable (Note 7)	19,988
Payable to custodian	641

Total liabilities	23,817,389

Net Assets	$63,413,833

Net assets were comprised of:
Common stock, at par	$116,005
Paid-in capital in excess of par	86,546,061

86,662,066
Undistributed net investment income	300,388
Accumulated net realized loss on investments and foreign currency transactions	(24,141,442)
Net unrealized appreciation on investments and foreign currencies	592,821

Net assets, August 31, 2006	$63,413,833

Net asset value per share ($63,413,833 ÷ 11,600,472 shares of common stock issued and outstanding)	$5.47

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	25

Statement of Operations

Year Ended August 31, 2006

Net Investment Income
Income
Interest	$6,937,366
Dividends (net of foreign withholding taxes of $536)	43,093

Total Income	6,980,459

Expenses
Management fee	445,235
Loan interest expense (Note 5)	1,246,141
Reports to shareholders	75,000
Custodian’s fees and expenses	65,000
Legal fees and expenses	33,000
Registration fees	25,000
Transfer agent’s fees and expenses	25,000
Audit fee	22,000
Directors’ fees and expenses	16,000
Miscellaneous	32,634

Total expenses	1,985,010

Net investment income	4,995,449

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized loss on:
Investments	(309,253)
Foreign currencies	(1,047)

(310,300)

Net change in net unrealized appreciation/depreciation on:
Investments	(1,392,534)
Foreign currencies	5,059

(1,387,475)

Net loss on investments and foreign currency transactions	(1,697,775)

Net Increase In Net Assets Resulting From Operations	$3,297,674

See Notes to Financial Statements.

26

Statement of Cash Flows

Year Ended August 31, 2006

Increase (Decrease) in Cash
Cash flows provided from (used in) operating activities:
Interest and dividends received (excluding discount and premium amortization of $140,632)	$7,256,741

Operating expenses paid	(894,018)
Loan interest paid	(1,290,798)
Maturities of short-term portfolio investments, net	(156,464)
Purchases of long-term portfolio investments	(47,448,633)
Proceeds from disposition of long-term portfolio investments	47,844,906
Prepaid expenses	269

Net cash provided from operating activities	5,312,003

Cash flows used in financing activities:
Cash dividends paid	(4,923,296)
Payable to custodian for temporary overdraft	(365,660)

Net cash used in financing activities	(5,288,956)

Net increase in cash	23,047
Cash at beginning of year	44,052

Cash at end of year	$67,099

Reconciliation of Net Increase in Net Assets to Net Cash Provided from (used in) Operating Activities
Net increase in net assets resulting from operations	$3,297,674

Decrease in investments	771,974
Net realized loss on investment transactions	310,300
Decrease in net unrealized appreciation on investments	1,387,475
Increase in interest and dividends receivable	(41,076)
Increase in receivable for investments sold	(243,780)
Decrease in prepaid expenses	269
Increase in payable for investments purchased	28,973
Decrease in loan interest payable	(44,657)
Decrease in accrued expenses and other liabilities	(155,149)

Total adjustments	2,014,329

Net cash provided from operating activities	$5,312,003

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	27

Statement of Changes in Net Assets

	Year Ended August 31,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$4,995,449	$5,175,108
Net realized gain (loss) on investment and foreign currency transactions	(310,300)	1,230,841
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(1,387,475)	(244,307)

Net increase in net assets resulting from operations	3,297,674	6,161,642
Dividends paid to shareholders from net investment income	(4,930,396)	(5,738,011)
Net asset value of shares issued to shareholders in reinvestment of dividends	—	151,657

Total increase (decrease)	(1,632,722)	575,288

Net Assets
Beginning of year	65,046,555	64,471,267

End of year(a)	$63,413,833	$65,046,555

(a) Includes undistributed net investment income of	$300,388	$—

See Notes to Financial Statements.

28

Notes to Financial Statements

The High Yield Income Fund, Inc. (the “Fund”) was organized in Maryland on August 21, 1987 as a diversified, closed-end management investment company. The Fund’s primary investment objective is to maximize current income to shareholders through investment in a diversified portfolio of high-yield, fixed-income securities rated in the medium to lower categories by recognized rating services, or non-rated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities for which market quotations are readily available—including securities listed on national securities exchanges and those traded over-the-counter—are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by a principal market maker. Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser, does not represent fair value, are valued by a Valuation Committee appointed by the Board of Directors, in consultation with the adviser. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of August 31, 2006, there was one security whose value was adjusted in accordance with procedures approved by the Board of Directors.

The High Yield Income Fund, Inc.	29

Notes to Financial Statements

Cont’d

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days, are valued at current market quotations.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian or designated subcustodians, as the case may be under tri-party repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund’s custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets marked to market daily, having a value equal to or greater than the Fund’s purchase commitments with respect to certain investments.

Restricted Securities: The Fund may invest up to 20% of its total assets in securities, which are not readily marketable, including those which are restricted as to disposition under securities law (“restricted securities”).

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK (payment-in-kind) securities and accreting discounts and amortizing premiums on debt obligations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

30

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains or losses resulting from the valuing of foreign currency denominated assets (excluding investments) and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains or losses from securities transactions are calculated on the identified cost basis. Interest income, which is comprised of stated coupon rate, original issue discount, market discount and premium, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund amortizes premium and accrue discounts on debt securities as adjustments to interest income. Expenses are recorded on the accrual basis.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

The High Yield Income Fund, Inc.	31

Notes to Financial Statements

Cont’d

Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and make distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). PIM furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of PIM, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed weekly and payable monthly, at an annual rate of .70 of 1% of the average weekly net assets of the Fund.

PI and PIM are indirect, wholly-owned subsidiaries of The Prudential Financial, Inc. (“Prudential”).

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2006, aggregated $47,448,633 and $47,844,906, respectively.

32

Note 4. Tax Information

In order to present undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments. For the year ended August 31, 2006, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investments by $297,578 primarily due to the difference in the treatment of accreting market discount between financial and tax reporting, reclassification of foreign currencies and paydown losses and other book to tax adjustments. Net investment income, net realized loss and net assets were not affected by this change.

For the years ended August 31, 2006 and August 31, 2005, the tax character of total dividends paid, as reflected on the Statement of Changes in Net Assets, of $4,930,396 and $5,738,011, respectively, was from ordinary income.

As of August 31, 2006, the components of distributable earnings on a tax basis were $382,396 (includes a timing difference of $19,988 for dividends payable) of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2006, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$85,025,356	$2,345,942	$2,365,764	$19,822

The difference between book basis and tax basis was attributed to deferred losses on wash sales, differences in the treatment of premium and market discount amortization for book and tax purposes and other book to tax adjustments.

The adjusted net unrealized depreciation on a tax basis was $16,255, which includes other cost basis adjustments of $3,567 due to the mark to market of receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2006 of approximately $23,176,300, of which $510,300 expires in 2007, $3,336,700 expires in 2008, $5,010,500 expires in 2009, $6,960,200 expires in 2010, $7,076,300 expires in 2011 and $282,300 expires in 2014. Accordingly, no capital gains distribution is expected to be paid to shareholders until net realized

The High Yield Income Fund, Inc.	33

Notes to Financial Statements

Cont’d

gains have been realized in excess of such amounts. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date. In addition, the Fund elected to treat post-October currency and capital losses of approximately $1,000 and $356,100, respectively incurred in the ten month period ended August 31, 2006 as having been incurred in the following fiscal year.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any in the financial statements has not yet been determined.

Note 5. Borrowings

The Fund has a credit agreement with State Street Bank & Trust Co. The maximum commitment under this agreement is $35,000,000. Interest on any such borrowings outstanding fluctuates daily at .75 of one percentage point over the Federal Funds rate and is payable monthly. The Fund may utilize these borrowings (leverage) in order to increase the potential for gain on amounts invested. There can be no guarantee that these gains will be realized. There are increased risks associated with the use of leverage. The expiration of the credit agreement was June 5, 2006. Effective June 6, 2006, the Fund renewed the credit agreement with State Street Bank & Trust Co. under the same terms. The expiration of the renewed credit agreement is June 4, 2007. The average daily balance outstanding during the year ended August 31, 2006, was $23,000,000 at a weighted average interest rate of 5.37%. The maximum face amount of borrowings outstanding at any month-end during the year ended August 31, 2006 was $23,000,000.

The Fund pays commitment fees at an annual rate of .10 of 1% on any unused portion of the credit agreement. The commitment fee is accrued daily and paid

34

quarterly. Commitment fees are included in “Loan interest expense” as reported on the Statement of Operations.

Note 6. Capital

There are 200 million shares of $.01 par value common stock authorized. Prudential owned 11,000 shares of common stock as of August 31, 2006.

During the year ended August 31, 2006 the Fund did not issue shares in connection with the reinvestment of dividends. During the year ended August 31, 2005 the Fund issued 21,425 shares in connection with the reinvestment of dividends.

Note 7. Subsequent Events

On September 1 and October 2, 2006 the Board of Directors of the Fund declared dividends of $.0350 per share payable on September 29 and October 31, 2006, respectively, to shareholders of record on September 15 and October 16, 2006, respectively.

Note 8. Other

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any in the financial statements has not yet been determined.

The High Yield Income Fund, Inc.	35

Financial Highlights

Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year(a)	$5.61

Net Investment Income	.43
Net realized and unrealized gain (loss) on investments	(.14)

Total from investment operations	.29
Dividends paid to shareholders from net investment income	(.43)

Net asset value, at end of year(a)	$5.47

Market price per share, end of year(a)	$4.89

Total Investment Return(b)	(1.87)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$63,414
Average net assets (000)	$63,605
Ratios to average net assets:
Expenses, before loan interest	1.16%
Total expenses	3.12%
Net investment income	7.85%
Portfolio turnover rate	58%
Asset coverage	376%
Total debt outstanding at year-end (000)	$23,000

(a)	NAV and market value are published in The Wall Street Journal each Monday.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day of each year reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions.

See Notes to Financial Statements.

36

Year Ended August 31,
2005	2004	2003	2002

$5.57	$5.25	$4.53	$5.42

.45	.50	.52	.57
.09	.39	.74	(.90)

.54	.89	1.26	(.33)
(.50)	(.57)	(.54)	(.56)

$5.61	$5.57	$5.25	$4.53

$5.43	$5.93	$5.23	$4.67

(.04)%	25.47%	24.52%	(12.52)%

$65,047	$64,471	$60,446	$51,806
$65,406	$63,724	$55,261	$56,741

1.36%	1.48%	1.44%	1.31%
2.71%	2.31%	2.38%	2.33%
7.91%	9.05%	10.93%	11.15%
75%	98%	118%	133%
383%	358%	347%	349%
$23,000	$25,000	$24,500	$21,000

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	37

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The High Yield Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The High Yield Income Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended August 31, 2004, were audited by another independent registered public accounting firm, whose report dated October 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2006, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 25, 2006

38

Tax Information

(Unaudited)

We wish to advise you as to the federal tax status of dividends paid by the Fund during its fiscal year ended August 31, 2006.

During the fiscal year ended August 31, 2006, the Fund paid dividends of ordinary income of $0.425 per share from net investment income. Further, we wish to advise you that 0.76% of the dividends taxable as ordinary income and paid in the fiscal year ended August 31, 2006 qualified for corporate dividend received deduction available to corporate taxpayers.

For the fiscal year ended August 31, 2006, the Fund designated 0.89% of its ordinary income dividends as qualified dividend income for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund intends to designate 100% of the ordinary income dividends as qualified interest income under The American Jobs Creation Act of 2004.

For the purpose of preparing your 2006 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 2007.

The High Yield Income Fund, Inc.	39

Other Information

(Unaudited)

Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund’s Dividend Reinvestment Plan (the Plan). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholders of record (or, if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

Computershare Trust Company, N.A., (the Plan Agent), formerly EquiServe Trust Company, N.A., serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at a price equal to net asset value but not less than 95% of the market price. If net asset value exceeds the market price of Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

Except for certain brokerage commissions, as described below, there is no other charge to participants for reinvesting dividends or capital gain distributions. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

40

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

Certifications. The required annual certification for the previous year was submitted to the NYSE. The Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

The High Yield Income Fund, Inc.	41

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 82 portfolios in Fund complex

Principal Occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Robert E. La Blanc (72), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003).

Douglas H. McCorkindale (67), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 1993(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (66), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

42

Stephen G. Stoneburn (63), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (67), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (58), President since 2003 and Director since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (59), Vice President and Director since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Claudia DiGiacomo (31), Assistant Secretary since 2005

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Deborah A. Docs (48), Chief Legal Officer since December 2005; Secretary since 1999; Assistant Secretary (1997-1999)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

The High Yield Income Fund, Inc.	43

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1997(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Jonathan D. Shain (48), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts; The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or “PIM”) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

44

Approval of Advisory Agreements

The Board of Directors (the “Board”) of The High Yield Income Fund, Inc. (the “Fund”) oversees the management of the Fund, and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest-cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The High Yield Income Fund, Inc.

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of The High Yield Income Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the fourth quartile during the first quarter of 2006, performance that was in the second quartile over a one-year period, performance that was in the third quartile over a three-year period, performance that was in the second quartile over a five-year period, and performance that was in the first quartile over a 10-year period in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund outperformed against the median of the mutual funds included in the Peer Universe over one-year and five-year periods, and that the Fund had also outperformed against its benchmark index over these same time periods.

The Board concluded that the Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee of 0.700% ranked in the second quartile in its Peer Group. The Board concluded that the management and subadvisory fees were reasonable.

The Board further noted that new custodian arrangements had recently been approved, which were expected to result in reductions in custodian fees borne by Fund shareholders.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board also noted that the Fund is a closed-end fund and is not engaged in a continuous offering of its shares. The Board received and discussed information concerning whether PI

The High Yield Income Fund, Inc.

Approval of Advisory Agreements (continued)

realizes economies of scale as the Fund’s assets grow beyond current levels. In light of the Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included its ability to use soft dollar credits, brokerage commissions received by affiliates of PIM, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

■ MAIL	■ TELEPHONE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102-4077	(800) 451-6788

DIRECTORS
Linda W. Bynoe • David E. A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Deborah A. Docs, Chief Legal Officer and Secretary • Lee D. Augsburger, Chief Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISOR	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT AND REGISTRAR	Computershare Trust Company, N.A. c/o Computershare Investor Services	PO Box 43011 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment advisor the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, The High Yield Income Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330).

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

HYIA    429904105    IFS-A125117    Ed. 10/2006

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2006 and August 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,100 and $22,100, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $21,300 and $56,000, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Linda W. Bynoe, David E.A. Carson (chair), Stephen G. Stoneburn, Clay T. Whitehead and Robin B. Smith (ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

Summary of PIM Proxy Voting Policy

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. (“PIM”) is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units.

Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy’s effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client’s securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income

As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•	a proposal regarding a merger, acquisition or reorganization,

•	a proposal that is not addressed in the unit’s detailed policy statement, or

•	circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Real Estate Investors

As this asset management unit invests primarily in real estate and real estate-related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•	a proposal regarding a merger, acquisition or reorganization,

•	a proposal that is not addressed in the unit’s detailed policy statement, or

•	circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

Prudential Capital Group

As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include detailed knowledge of the issuer’s financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer’s management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients’ expressed priorities, if any.

Fund and Prudential Investments LLC Proxy Voting Policies and Recordkeeping Procedures

The Board of Directors/Trustees of the Prudential Mutual Funds (the “Funds”) has delegated to the Fund’s investment manager, Prudential Investments LLC (“PI” or the “Manager”) the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. The Funds authorize the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (Subadvisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board of each Fund, including any Committee thereof established for that purpose.

The Manager and the Board of Directors of each Fund view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Funds. Consistent with this goal, the Board of Directors of each Fund views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board of Directors of each Fund maintain a policy of seeking to protect the best interests of a Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to each Fund’s investment advisers (Subadvisers) the responsibility for voting the Fund’s proxies. The Subadvisers are expected to identify and seek to obtain the optimal benefit for the Funds they manage, and to adopt written Policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager expects that the Subadvisers will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadvisers will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Securities and Exchange Commission.

A copy of the proxy voting policies of the Fund’s Subadviser follows:

In recent years, the subject of proxy voting by investment managers and mutual funds has received attention in the press and by the Securities and Exchange Commission. We would like to take this opportunity to provide our clients with a summary of our proxy voting policy and procedures, which is enclosed. This information is being provided to you in accordance with a new SEC requirement under the Investment Advisers Act of 1940.

It is our policy to vote proxies on client securities in the best interest of our clients and consistently with portfolio investment guidelines. In the case of pooled accounts, it is our policy to vote proxies on securities in such account in the best interest of the pooled account. In the event of any actual or apparent material conflict between our clients’ interest and our own, our policy is to act solely in our clients’ interest. To this end, a proxy voting committee, described in the enclosed summary, has established procedures to address proxy voting situations that could involve potential material conflicts.

You may obtain copies of our policy and procedure, and information concerning the voting of proxies with respect to their securities, at any time upon request.

PROXY VOTING GUIDELINES FOR U.S. COMPANIES – 2003

Prudential Investments

•	Default: Abstain on All Social Issue Shareholder Proposals including Misc. (3900 series)

•	Bundled: Vote AGAINST when an AGAINST vote is triggered.

•	Global: Vote with management. Do not vote in shareblocked markets.

Elect Directors (1000)
1000-1	Always vote FOR uncontested director nominees.	X
1000-2	WITHHOLD votes from director nominees IF XX% or more directors are (1) employees or (2) have financial ties to the company.
1000-3	WITHHOLD votes from director nominees IF XX% or more of directors serving on the nominating committee are employees or have ties.
1000-4	WITHHOLD votes from director nominees IF employee directors serve on the board’s nominating committee.
1000-5	WITHHOLD from any director nominee attending less than 75% of the board and committee meetings during the previous fiscal year.
1000-6	WITHHOLD votes from director nominees IF XX% or more directors serving on the compensation committee are employees.
1000-7	WITHHOLD votes from director nominees IF the board will consist of more than XX directors after the election.
1000-8	WITHHOLD votes from director nominees IF the board will consist of fewer than XX directors after the election.
1000-9	WITHHOLD votes from director nominees IF the company has adopted a classified board structure.
1000-10	WITHHOLD votes from director nominees IF the company does not have an independent chair or lead director.
1000-11	WITHHOLD votes from director nominees IF XX% or more employee directors serve on the board’s audit committee.
1000-12	WITHHOLD votes from director nominees IF the board does not include at least one woman director.
1000-13	WITHHOLD votes from director nominees IF the board does not include at least one minority director.

1000-14	WITHHOLD votes from audit committee member nominees IF non-audit services exceed XX% of fees.
1000-15	WITHHOLD votes from any director nominee who is retired from active employment and who serves on boards at XX other major companies.
1000-16	WITHHOLD votes from any director nominee who is employed full-time and who serves on boards at XX other major companies.

Contested Election of Directors (1001) CASE-BY-CASE
1001-1	Always vote FOR all management nominees.
1001-2	Always vote AGAINST all management nominees.

Ratify Selection of Auditors (1010)
1010-1	Always vote FOR a management proposal to ratify the board’s selection of auditors.
1010-2	Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.	X
1010-3	Vote AGAINST IF the non-audit services exceed XX% of fees.
1010-4	Vote AGAINST IF the auditors have served more than 15 consecutive years.	X

Approve Name Change (1020)
1020-1	Always vote FOR a management proposal to change the company name.	X
1020-2	Always vote AGAINST a management proposal to change the company name.

Approve Other Business (1030) ABSTAIN
1030-1	Always vote FOR a management proposal to approve other business.
1030-2	Always vote AGAINST a management proposal to approve other business.

Adjourn Meeting (1035)
1035-1	Always vote FOR a management proposal to adjourn the meeting.
1035-2	Always vote AGAINST a management proposal to adjourn the meeting.	X

Approve Technical Amendments (1040)
1040-1	Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.	X
1040-2	Always vote AGAINST a management proposal to make technical amendments to the charter and/or bylaws.

Approve Financial Statements (1050)
1050-1	Always vote FOR a management proposal to approve financial statements.	X
1050-2	Always vote AGAINST a management proposal to approve financial statements.

Increase Authorized Common Stock (1100)
1100-1	Always vote FOR a management proposal to increase authorized common stock.
1100-2	Always vote AGAINST a management proposal to increase authorized common stock.
1100-3	Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, or recapitalization.
1100-4	Vote AGAINST IF the dilution represents more than 200% of current authorized shares.	X

Decrease Authorized Common Stock (1101)
1101-1	Always vote FOR a management proposal to decrease authorized common stock.	X
1101-2	Always vote AGAINST a management proposal to decrease authorized common stock.

Amend Authorized Common Stock (1102)
1102-1	Always vote FOR a management proposal to amend authorized common stock.	X
1102-2	Always vote AGAINST a management proposal to amend authorized common stock.

Approve Common Stock Issuance (1103)
1103-1	Always vote FOR a management proposal to approve the issuance of authorized common stock.
1103-2	Always vote AGAINST a management proposal to approve the issuance of authorized common stock.
1103-3	Vote AGAINST IF the dilution represents more than 200% of current outstanding voting power.	X
1103-4	Vote AGAINST IF the stock would be issued at a discount to the fair market value.
1103-5	Vote AGAINST IF the issued common stock has superior voting rights.

Approve Issuance or Exercise of Stock Warrants (1104)
1104-1	Always vote FOR a management proposal to approve the issuance or exercise of stock warrants.	X
1104-2	Always vote AGAINST a management proposal to approve the issuance or exercise of stock warrants.
1104-3	Vote AGAINST IF the warrants, when exercised, would exceed XX% of the outstanding voting power.

Authorize Preferred Stock (1110)
1110-1	Always vote FOR a management proposal to authorize preferred stock.
1110-2	Always vote AGAINST a management proposal to authorize preferred stock.
1110-3	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.	X

Increase Authorized Preferred Stock (1111)
1111-1	Always vote FOR a management proposal to increase authorized preferred stock.
1111-2	Always vote AGAINST a management proposal to increase authorized preferred stock.
1111-3	Vote AGAINST IF the proposed increase creates potential dilution of more than 400%.	X
1111-4	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.	X

Decrease Authorized Preferred Stock (1112)
1112-1	Always vote FOR a management proposal to decrease authorized preferred stock.	X
1112-2	Always vote AGAINST a management proposal to decrease authorized preferred stock.

Cancel Series of Preferred Stock (1113)
1113-1	Always vote FOR a management proposal to cancel a class or series of preferred stock.	X
1113-2	Always vote AGAINST a management proposal to cancel a class or series of preferred stock.

Amend Authorized Preferred Stock (1114)
1114-1	Always vote FOR a management proposal to amend preferred stock.	X
1114-2	Always vote AGAINST a management proposal to amend preferred stock.

Approve Issuance or Conversion of Preferred Stock (1115)
1115-1	Always vote FOR a management proposal to issue or convert preferred stock.
1115-2	Always vote AGAINST a management proposal to issue or convert preferred stock.
1115-3	Vote AGAINST IF the dilution represents more than 400% of the total voting power.	X
1115-4	Vote AGAINST IF the shares have voting rights superior to those of other shareholders.

Eliminate Preemptive Rights (1120)

1120-1	Always vote FOR a management proposal to eliminate preemptive rights.
1120-2	Always vote AGAINST a management proposal to eliminate preemptive rights.

Restore Preemptive Rights (1121)
1121-1	Always vote FOR a management proposal to create or restore preemptive rights.
1121-2	Always vote AGAINST a management proposal to create or restore preemptive rights.

Authorize Dual Class Stock (1130)
1130-1	Always vote FOR a management proposal to authorize dual or multiple classes of common stock.
1130-2	Always vote AGAINST a management proposal to authorize dual or multiple classes of common stock.
1130-3	Vote AGAINST IF the shares have inferior or superior voting rights.	X

Eliminate Dual Class Stock (1131)
1131-1	Always vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.	X
1131-2	Always vote AGAINST a management proposal to eliminate authorized dual or multiple classes of common stock.

Amend Dual Class Stock (1132)
1132-1	Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.	X
1132-2	Always vote AGAINST a management proposal to amend authorized dual or multiple classes of common stock.

Increase Authorized Dual Class Stock (1133)
1133-1	Always vote FOR a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.
1133-2	Always vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.
1133-3	Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.	X
1133-4	Vote AGAINST IF the dilution is more than 400% of the outstanding voting power.	X
1133-5	Vote AGAINST IF the dilution is more than 400% of the class of stock.	X

Approve Share Repurchase (1140)
1140-1	Always vote FOR a management proposal to approve a stock repurchase program.	X
1140-2	Always vote AGAINST a management proposal to approve a stock repurchase program.

Approve Stock Split (1150)
1150-1	Always vote FOR a management proposal to approve a stock split.	X
1150-2	Always vote AGAINST a management proposal to approve a stock split.

Approve Reverse Stock Split (1151)
1151-1	Always vote FOR a management proposal to approve reverse a stock split.	X
1151-2	Always vote AGAINST a management proposal to approve reverse a stock split.

Approve Merger/Acquisition (1200)
1200-1	Always vote FOR a management proposal to merge with or acquire another company.
1200-2	Always vote AGAINST a management proposal to merge with or acquire another company.
1200-3	Vote AGAINST IF the combined entity would be controlled by a person or group.
1200-4	Vote AGAINST IF the change-in-control provision would be triggered.
1200-5	Vote AGAINST IF the current shareholders would be minority owners of the combined company.
1200-6	Vote AGAINST IF the combined entity would reincorporate or change its governance structure.
1200-7	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.	X
1200-8	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Recapitalization (1209)
1209-1	Always vote FOR a management proposal to approve recapitalization.	X
1209-2	Always vote AGAINST a management proposal to approve recapitalization.

Approve Restructuring (1210)
1210-1	Always vote FOR a management proposal to restructure the company.	X
1210-2	Always vote AGAINST a management proposal to restructure the company.

Approve Bankruptcy Restructuring (1211)
1211-1	Always vote FOR a management proposal on bankruptcy restructurings.	X
1211-2	Always vote AGAINST a management proposal on bankruptcy restructurings.

Approve Liquidation (1212)
1212-1	Always vote FOR a management proposal to approve liquidation.	X
1212-2	Always vote AGAINST a management proposal to approve liquidation.

Approve Reincorporation (1220)
1220-1	Always vote FOR a management proposal to reincorporate in a different state.
1220-2	Always vote AGAINST a management proposal to reincorporate in a different state.
1220-3	Vote AGAINST IF the proposal would reduce shareholder rights.
1220-4	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Leveraged Buyout (1230)
1230-1	Always vote FOR a management proposal to approve a leveraged buyout of the company.	X
1230-2	Always vote AGAINST a management proposal to approve a leveraged buyout of the company.
1230-3	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.

Approve Spin-Off (1240)
1240-1	Always vote FOR a management proposal to spin off certain company operations or divisions.	X
1240-2	Always vote AGAINST a management proposal to spin off certain company operations or divisions.

Approve Sale of Assets (1250) CASE-BY-CASE
1250-1	Always vote FOR a management proposal to approve the sale of assets.
1250-2	Always vote AGAINST a management proposal to approve the sale of assets.

Eliminate Cumulative Voting (1300)
1300-1	Always vote FOR a management proposal to eliminate cumulative voting.
1300-2	Always vote AGAINST a management proposal to eliminate cumulative voting.	X

Adopt Cumulative Voting (1301)
1301-1	Always vote FOR a management proposal to adopt cumulative voting.	X
1301-2	Always vote AGAINST a management proposal to adopt cumulative voting.

Adopt Director Liability Provision (1310)
1310-1	Always vote FOR a management proposal to limit the liability of directors.	X
1310-2	Always vote AGAINST a management proposal to limit the liability of directors.

Amend Director Liability Provision (1311)
1311-1	Always vote FOR a management proposal to amend director liability provisions.	X
1311-2	Always vote AGAINST a management proposal to amend director liability provisions.

Adopt Indemnification Provision (1320)
1320-1	Always vote FOR a management proposal to indemnify directors and officers.	X
1320-2	Always vote AGAINST a management proposal to indemnify directors and officers.

Amend Indemnification Provision (1321)
1321-1	Always vote FOR a management proposal to amend provisions concerning the indemnification of directors and officers.	X
1321-2	Always vote AGAINST a management proposal to amend provisions concerning the indemnification of directors and officers.

Approve Board Size (1332)
1332-1	Always vote FOR a management proposal to set the board size.
1332-2	Always vote AGAINST a management proposal to set the board size.
1332-3	Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.
1332-4	Vote AGAINST IF the proposed maximum board size is greater than XX directors.
1332-5	Vote AGAINST IF the proposed minimum board size is less than 4 directors.	X
1332-6	Vote AGAINST IF the board will consist of more than XX directors.
1332-7	Vote AGAINST IF the board will consist of fewer than XX directors.

No Shareholder Approval to Fill Vacancy (1340)
1340-1	Always vote FOR a management proposal to allow the directors to fill vacancies on the board without shareholder approval.
1340-2	Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.	X

Give Board Authority to Set Board Size (1341)
1341-1	Always vote FOR a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.
1341-2	Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.	X

Removal of Directors (1342)
1342-1	Always vote FOR a management proposal regarding the removal of directors.
1342-2	Always vote AGAINST a management proposal regarding the removal of directors.
1342-3	Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.	X
1342-4	Vote AGAINST IF the proposal would allow for the removal of directors without cause.

Approve Non-Technical Charter Amendments (1350)
1350-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s certificate of incorporation.
1350-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s certificate of incorporation.
1350-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Non-Technical Bylaw Amendments (1351)
1351-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s bylaws.
1351-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s bylaws.
1351-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Classified Board (1400)
1400-1	Always vote FOR a management proposal to adopt a classified board.
1400-2	Always vote AGAINST a management proposal to adopt a classified board.	X
1400-3	Vote AGAINST IF the company has cumulative voting.
1400-4	Vote AGAINST IF the company has adopted a shareholder rights plan (poison pill).

Amend Classified Board (1401)
1401-1	Always vote FOR a management proposal to amend a classified board.
1401-2	Always vote AGAINST a management proposal to amend a classified board.

Repeal Classified Board (1402)

1402-1	Always vote FOR a management proposal to repeal a classified board.	X
1402-2	Always vote AGAINST a management proposal to repeal a classified board.

Adopt Poison Pill (1410)
1410-1	Always vote FOR a management proposal to ratify or adopt a shareholder rights plan (poison pill).
1410-2	Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).	X
1410-3	Vote AGAINST IF the poison pill contains a “dead-hand” provision.
1410-4	Vote AGAINST IF the company has a classified board.
1410-5	Vote AGAINST IF the poison pill does not have a “sunset” provision.
1410-6	Vote AGAINST IF the poison pill does not have a TIDE provision.
1410-7	Vote AGAINST IF the poison pill trigger is less than XX%.

Redeem Poison Pill (1411)
1411-1	Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).	X
1411-2	Always vote AGAINST a management proposal to redeem a shareholder rights plan (poison pill).

Eliminate Special Meeting (1420)
1420-1	Always vote FOR a management proposal to eliminate shareholders’ right to call a special meeting.
1420-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to call a special meeting.	X

Limit Special Meeting (1421)
1421-1	Always vote FOR a management proposal to limit shareholders’ right to call a special meeting.
1421-2	Always vote AGAINST a management proposal to limit shareholders’ right to call a special meeting.	X
1421-3	Vote AGAINST IF the limitation requires more than XX% of the outstanding shares to call a special meeting.

Restore Special Meeting (1422)
1422-1	Always vote FOR a management proposal to restore shareholders’ right to call a special meeting.	X
1422-2	Always vote AGAINST a management proposal to restore shareholders’ right to call a special meeting.

Eliminate Written Consent (1430)

1430-1	Always vote FOR a management proposal to eliminate shareholders’ right to act by written consent.
1430-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to act by written consent.	X

Limit Written Consent (1431)
1431-1	Always vote FOR a management proposal to limit shareholders’ right to act by written consent.
1431-2	Always vote AGAINST a management proposal to limit shareholders’ right to act by written consent.
1431-3	Vote AGAINST IF the limitation requires written consent of more than 50% of the outstanding shares.	X

Restore Written Consent (1432)
1432-1	Always vote FOR a management proposal to restore shareholders’ right to act by written consent.	X
1432-2	Always vote AGAINST a management proposal to restore shareholders’ right to act by written consent.

Adopt Supermajority Requirement (1440)
1440-1	Always vote FOR a management proposal to establish a supermajority vote provision to approve merger or other business combination.
1440-2	Always vote AGAINST a management proposal to establish a supermajority vote provision to approve merger or other business combination.
1440-3	Vote AGAINST IF the required vote is more than 66% of the outstanding shares.	X

Amend Supermajority Requirement (1443)
1443-1	Always vote FOR a management proposal to amend a supermajority vote provision to approve merger or other business combination.
1443-2	Vote AGAINST IF the amendment would increase the vote required to approve the transaction.
1443-3	Vote AGAINST IF the amendment increases the vote requirement above 66% of the outstanding shares.	X

Eliminate Supermajority Requirement (1444)
1444-1	Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.	X
1444-2	Always vote AGAINST a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.

Adopt Supermajority Lock-In (1445)
1445-1	Always vote FOR a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
1445-2	Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

1445-3	Vote AGAINST IF the vote requirement is more than 66% of the outstanding shares.	X
1445-4	Vote AGAINST IF the proposal would result in establishing a complete Lock-In on all of the charter and bylaw provisions.

Amend Supermajority Lock-In (1446)
1446-1	Always vote FOR a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
1446-2	Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
1446-3	Vote AGAINST IF the changes would increase the vote requirement above 66% of the outstanding shares.	X
1446-4	Vote AGAINST IF the changes would result in a complete Lock-In on all of the charter and bylaw provisions.

Eliminate Supermajority Lock-In (1447)
1447-1	Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1447-2	Always vote AGAINST a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

Consider Non-financial Effects of Merger (1450)
1450-1	Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.
1450-2	Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.	X

Adopt Fair Price Provision (1460)
1460-1	Always vote FOR a management proposal that establishes a fair price provision.	X
1460-2	Always vote AGAINST a management proposal that establishes a fair price provision.

Amend Fair Price Provision (1461)
1461-1	Always vote FOR a management proposal to amend a fair price provision.	X
1461-2	Always vote AGAINST a management proposal to amend a fair price provision.

Repeal Fair Price Provision (1462)
1462-1	Always vote FOR a management proposal to repeal a fair price provision.
1462-2	Always vote AGAINST a management proposal to repeal a fair price provision.	X

Adopt Anti-Greenmail Provision (1470)
1470-1	Always vote FOR a management proposal to limit the payment of greenmail.	X

1470-2	Always vote AGAINST a management proposal to limit the payment of greenmail.

Adopt Advance Notice Requirement (1480)
1480-1	Always vote FOR a management proposal to adopt advance notice requirements.
1480-2	Always vote AGAINST a management proposal to adopt advance notice requirements.	X
1480-3	Vote AGAINST IF the provision requires advance notice for director nominations.
1480-4	Vote AGAINST IF the provision requires advance notice of more than XX days.

Opt Out of State Takeover Law (1490)
1490-1	Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.
1490-2	Always vote AGAINST a management proposal seeking to opt out of a state takeover statutory provision.

Opt Into State Takeover Law (1491)
1491-1	Always vote FOR a management proposal seeking to opt into a state takeover statutory provision.
1491-2	Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.

Adopt Stock Option Plan (1500)
1500-1	Always vote FOR a management proposal to adopt a stock option plan for employees.
1500-2	Always vote AGAINST a management proposal to adopt a stock option plan for employees.
1500-3	Vote AGAINST IF the plan dilution is more than 10% of outstanding common stock.	X
1500-4	Vote AGAINST IF the minimum equity overhang of all plans is more than 20% of outstanding common stock.	X
1500-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1500-6	Vote AGAINST IF the plan permits pyramiding.
1500-7	Vote AGAINST IF the plan allows for the repricing or replacement of underwater options.	X
1500-8	Vote AGAINST IF the plan allows for non-qualified options to be priced at less than 90% of the fair market value on the grant date.	X
1500-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) – that is, it adds a specified number or percentage of outstanding shares for awards each year.	X
1500-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option awards.
1500-11	Vote AGAINST IF the plan permits time-lapsing restricted stock awards.

1500-12	Vote AGAINST IF the company’s equity overhang exceeds the 75th percentile of its peer group.
1500-13	Vote AGAINST IF the plan contains change-in-control provisions.
1500-14	Vote AGAINST IF the plan administrator may provide loans to exercise awards.
1500-15	Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.
1500-16	Vote AGAINST IF the plan administrator may grant reloaded stock options.
1500-17	Vote AGAINST IF the company allowed the repricing or replacement of underwater options in past fiscal year.
1500-18	Vote AGAINST IF the options granted to the top 5 executives exceed XX% of options granted in the past fiscal year.
1500-19	Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.
1500-20	Vote AGAINST IF the company does not expense stock options.

Amend Stock Option Plan (1501)
1501-1	Always vote FOR a management proposal to amend a stock option plan for employees.
1501-2	Always vote AGAINST a management proposal to amend a stock option plan for employees.
1501-3	Vote AGAINST IF the plan would allow options to be priced at less than 90% fair market value on the grant date.	X
1501-4	Vote AGAINST IF the amendment allows for the repricing or replacement of underwater options.	X
1501-5	Vote AGAINST IF the amendment extends post-retirement exercise period.
1501-6	Vote AGAINST IF the amendment enhances existing change-in-control features or adds such provisions.
1501-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards to those granted.
1501-8	Vote AGAINST IF the amendment increases the per employee limit for awards.
1501-9	Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on non-option awards.

Add Shares to Stock Option Plan (1502)
1502-1	Always vote FOR a management proposal to add shares to a stock option plan for employees.
1502-2	Always vote AGAINST a management proposal to add shares to a stock option plan for employees.
1502-3	Vote AGAINST IF the plan dilution is more than 10% of outstanding common stock.	X
1502-4	Vote AGAINST IF the minimum equity overhang of all plans is more than 20% of total outstanding common stock.	X

1502-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1502-6	Vote AGAINST IF the plan permits pyramiding.
1502-7	Vote AGAINST IF the company allows for the repricing or replacement of underwater options.	X
1502-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 90% of fair market value on the grant date.	X
1502-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) – that is, it adds a specified number or percentage of outstanding shares for awards each year.	X
1502-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option awards.
1502-11	Vote AGAINST IF the plan permits awards of time-lapsing restricted stock.
1502-12	Vote AGAINST IF the company’s equity overhang exceeds the 75th percentile of its peer group.
1502-13	Vote AGAINST IF the plan contains change-in-control provisions.
1502-14	Vote AGAINST IF the plan administrator may provide loans to exercise awards.
1502-15	Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.
1502-16	Vote AGAINST IF the plan administrator may grant reloaded stock options.
1502-17	Vote AGAINST IF the company allowed the repricing or replacement of underwater options in past fiscal year.
1502-18	Vote AGAINST IF the options granted to the top 5 executives exceed XX% of options granted in the past fiscal year.
1502-19	Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.
1502-20	Vote AGAINST IF the company does not expense stock options.

Limit Annual Awards (1503)
1503-1	Always vote FOR a management proposal to limit per-employee annual option awards.	X
1503-2	Vote AGAINST IF the per-employee limit is more than XX shares per year.
1503-3	Vote AGAINST IF the aggregate per-employee limit is more than XX shares over the life of the plan.

Extend Term of Stock Option Plan (1505)
1505-1	Always vote FOR a management proposal to extend the term of a stock option plan for employees.
1505-2	Always vote AGAINST a management proposal to extend the term of a stock option plan for employees.

1505-3	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1505-4	Vote AGAINST IF the minimum equity overhang of all plans is more than 20% of outstanding common stock.	X
1505-5	Vote AGAINST IF the plan permits pyramiding.
1505-6	Vote AGAINST IF the plan allows repricing or replacement of underwater options.	X
1505-7	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 90% of the fair market value.	X
1505-8	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option awards.
1505-9	Vote AGAINST IF the plan permits time-lapsing restricted stock awards.
1505-10	Vote AGAINST IF the company’s equity overhang exceeds the 75th percentile of its peer group.
1505-11	Vote AGAINST IF the plan contains change-in-control provisions.
1505-12	Vote AGAINST IF the plan administrator may provide loans to exercise awards.
1505-13	Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.
1505-14	Vote AGAINST IF the plan administrator may grant reloaded stock options.
1505-15	Vote AGAINST IF the company repriced or replaced underwater options in the past fiscal year.
1505-16	Vote AGAINST IF the options granted to the top 5 executives exceed XX % of the options granted in the past fiscal year.
1505-17	Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.
1505-18	Vote AGAINST IF the company does not expense stock options.

Adopt Director Stock Option Plan (1510)
1510-1	Always vote FOR a management proposal to adopt a stock option plan for non-employee directors.
1510-2	Always vote AGAINST a management proposal to adopt a stock option plan for non-employee directors.	X
1510-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value.
1510-4	Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
1510-5	Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.
1510-6	Vote AGAINST IF the plan authorizes 5 or more types of awards.
1510-7	Vote AGAINST IF the plan allows for non-formula discretionary awards.

1510-8	Vote AGAINST IF the plan includes an incentive to receive shares instead of cash.
1510-9	Vote AGAINST IF the company’s equity overhang exceeds the 75th percentile of its peer group.
1510-10	Vote AGAINST IF the company does not expense stock options.

Amend Director Stock Option Plan (1511)
1511-1	Always vote FOR a management proposal to amend a stock option plan for non-employee directors.
1511-2	Always vote AGAINST a management proposal to amend a stock option plan for non-employee directors.
1511-3	Vote AGAINST IF the amendment increases the size of the option awards.	X
1511-4	Vote AGAINST IF the amendment would authorize 5 or more types of awards.	X
1511-5	Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.	X
1511-6	Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.	X

Add Shares to Director Stock Option Plan (1512)
1512-1	Always vote FOR a management proposal to add shares to a stock option plan for non-employee directors.
1512-2	Always vote AGAINST a management proposal to add shares to a stock option plan for non-employee directors.	X
1512-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of fair market value.
1512-4	Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
1512-5	Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.
1512-6	Vote AGAINST IF the plan authorizes 5 or more types of awards.
1512-7	Vote AGAINST IF the proposed plan allows for non-formula discretionary awards.
1512-8	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.
1512-9	Vote AGAINST IF the company’s equity overhang exceeds the 75th percentile of its peer group.
1512-10	Vote AGAINST IF the company does not expense stock options.

Adopt Employee Stock Purchase Plan (1520)

* Screen: Vote FOR IF greater than 85% of fair market value; Vote FOR IF fair market value is between 75-85% and proposal dilution is less than 10% and total dilution is less than 20%; Vote AGAINST IF trigger #2 is less than 75%

1520-1	Always vote FOR a management proposal to adopt an employee stock purchase plan.
1520-2	Vote AGAINST IF the plan allows employees to purchase stock at less than XX% the fair market value.	*
1520-3	Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
1520-4	Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than XX% of the outstanding common equity.

Amend Employee Stock Purchase Plan (1521)
1521-1	Always vote FOR a management proposal to amend an employee stock purchase plan.
1521-2	Vote AGAINST IF the plan allows employees to purchase stock at less than 75% of the fair market value.	X

Add Shares to Employee Stock Purchase Plan (1522)
1522-1	Always vote FOR a management proposal to add shares to an employee stock purchase plan.
1522-2	Vote AGAINST IF the plan allows employees to purchase stock at less than 75% of the fair market value.	X
1522-3	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.	X
1522-4	Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than 20% of the outstanding common equity.	X

Adopt Stock Award Plan (1530)
1530-1	Always vote FOR a management proposal to adopt a stock award plan for executives.
1530-2	Always vote AGAINST a management proposal to adopt a stock award plan for executives.
1530-3	Vote AGAINST IF the awards vest solely on tenure.
1530-4	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.	X
1530-5	Vote AGAINST IF the minimum potential dilution of all plans is more than 20% of the outstanding common equity.	X
1530-6	Vote AGAINST IF the equity overhang including this proposal exceeds the 75th percentile of the company’s peer group.

Amend Stock Award Plan (1531)
1531-1	Always vote FOR a management proposal to amend a stock award plan for executives.
1531-2	Always vote AGAINST a management proposal to amend a stock award plan for executives.
1531-3	Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance	X

requirements.
1531-4	Vote AGAINST IF the amendment increases the per-employee limit for awards.

Add Shares to Stock Award Plan (1532)
1532-1	Always vote FOR a management proposal to add shares to a stock award plan for executives.
1532-2	Always vote AGAINST a management proposal to add shares to a stock award plan for executives.
1532-3	Vote AGAINST IF the awards vest solely on tenure.
1532-4	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.	X
1532-5	Vote AGAINST IF the minimum potential dilution of all plans is more than 20% of the outstanding common equity.	X
1532-6	Vote AGAINST IF the equity overhang including this proposal exceeds the 75th percentile of the company’s peer group.

Adopt Director Stock Award Plan (1540)
1540-1	Always vote FOR a management proposal to adopt a stock award plan for non-employee directors.
1540-2	Always vote AGAINST a management proposal to adopt a stock award plan for non-employee directors.
1540-3	Vote AGAINST IF the vesting is based solely on tenure or if the shares are unrestricted when granted.
1540-4	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.	X
1540-5	Vote AGAINST IF the minimum potential dilution for all plans is more than 20% of the outstanding common equity.	X
1540-6	Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.	X
1540-7	Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.

Amend Director Stock Award Plan (1541)
1541-1	Always vote FOR a management proposal to amend a stock award plan for non-employee directors.
1541-2	Always vote AGAINST a management proposal to amend a stock award plan for non-employee directors.
1541-3	Vote AGAINST IF the amendment increases the award size.
1541-4	Vote AGAINST IF the amendment allows stock awards with no tenure or performance-based vesting.	X
1541-5	Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.	X

1541-6	Vote AGAINST IF the proposed amendment would include an incentive to receive shares instead of cash.

Add Shares to Director Stock Award Plan (1542)
1542-1	Always vote FOR a management proposal to add shares to a stock award plan for non-employee directors.
1542-2	Always vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors.
1542-3	Vote AGAINST IF the vesting is based on tenure or if the shares are unrestricted when granted.
1542-4	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.	X
1542-5	Vote AGAINST IF the minimum potential dilution of all plans is more than 20% of the outstanding common equity.	X
1542-6	Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.	X
1542-7	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

Approve Annual Bonus Plan (1560)
1560-1	Always vote FOR a management proposal to approve an annual bonus plan.	X
1560-2	Always vote AGAINST a management proposal to approve an annual bonus plan.
1560-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.
1560-4	Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant’s base salary.
1560-5	Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.
1560-6	Vote AGAINST IF the performance criteria is not disclosed.

Approve Savings Plan (1561)
1561-1	Always vote FOR a management proposal to adopt a savings plan.	X
1561-2	Always vote AGAINST a management proposal to adopt a savings plan.

Approve Option/Stock Awards (1562)
1562-1	Always vote FOR a management proposal to grant a one-time option/stock award.
1562-2	Always vote AGAINST a management proposal to grant a one-time option/stock award.
1562-3	Vote AGAINST IF the option/stock award is priced less than 90% of the fair market value on the grant date.	X

1562-4	Vote AGAINST IF the option/stock award represents dilution of more than 20% of outstanding common equity.	X
1562-5	Vote AGAINST IF the option/stock award is time-lapsing restricted shares.
1562-6	Vote AGAINST IF the option/stock award is unrestricted shares.
1562-7	Vote AGAINST IF the minimum equity overhang from all plans is more than XX% of the common equity.
1562-8	Vote AGAINST IF the company’s overhang, including this proposal, exceeds the 75th percentile of its peer group.

Adopt Deferred Compensation Plan (1563)
1563-1	Always vote FOR a management proposal to adopt a deferred compensation plan.	X
1563-2	Vote AGAINST a management proposal to adopt a deferred compensation plan for non-employee directors.
1563-3	Vote AGAINST a management proposal to adopt a deferred compensation plan for executives.
1563-4	Vote AGAINST IF the dilution is more than XX% of the outstanding common equity.

Approve Long-Term Bonus Plan (1564)
1564-1	Always vote FOR a management proposal to approve a long-term bonus plan.	X
1564-2	Always vote AGAINST a management proposal to approve a long-term bonus plan.
1564-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.
1564-4	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than XX% of the participant’s base salary.
1564-5	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than $XX.
1564-6	Vote AGAINST IF the proposal creates dilution of more than XX% of the outstanding common equity.
1564-7	Vote AGAINST IF the performance criteria is not disclosed.

Approve Employment Agreements (1565) CASE-BY-CASE
1565-1	Always vote FOR a management proposal to approve an employment agreement or contract.
1565-2	Always vote AGAINST a management proposal to approve an employment agreement or contract.

Amend Deferred Compensation Plan (1566)
1566-1	Always vote FOR a management proposal to amend a deferred compensation plan.	X

1566-2	Always vote AGAINST a management proposal to amend a deferred compensation plan.

Exchange Underwater Options (1570) * SCREEN: FINAL VOTE BASED ON MARKET CONDITIONS DETERMINED BY PRU
1570-1	Always vote FOR a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).
1570-2	Always vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).	*
1570-3	Vote AGAINST IF the 5 highest paid executives are eligible for the option exchange program.

Amend Annual Bonus Plan (1581)
1581-1	Always vote FOR a management proposal to amend an annual bonus plan.	X
1581-2	Always vote AGAINST a management proposal to amend an annual bonus plan.
1581-3	Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.

Reapprove Option/Bonus Plan for OBRA (1582)
1582-1	Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.	X
1582-2	Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.
1582-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.
1582-4	Vote AGAINST IF the performance criteria is not disclosed.
1582-5	Vote AGAINST IF the company repriced or replaced options in the past fiscal year.

Amend Long-Term Bonus Plan (1586)
1586-1	Always vote FOR a management proposal to amend a long-term bonus plan.	X
1586-2	Always vote AGAINST a management proposal to amend a long-term bonus plan.
1586-3	Vote AGAINST IF the plan increases the per-employee maximum bonus.

SHAREHOLDER PROPOSALS SP-Shareholder Approval of Auditors (2000)
2000-1	Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.	X
2000-2	Always vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.

SP-Auditors Must Attend Annual Meeting (2001)
2001-1	Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.
2001-2	Always vote AGAINST a shareholder proposal calling for the auditors to attend the annual meeting.	X

SP-Limit Consulting by Auditors (2002)
2002-1	Always vote FOR a shareholder proposal calling for limiting consulting by auditors.	X
2002-2	Always vote AGAINST a shareholder proposal calling for limiting consulting by auditors.

SP-Rotate Auditors (2003)
2003-1	Always vote FOR a shareholder proposal calling for the rotation of auditors.
2003-2	Always vote AGAINST a shareholder proposal calling for the rotation of auditors.

SP-Restore Preemptive Rights (2010)
2010-1	Always vote FOR a shareholder proposal to restore preemptive rights.	X
2010-2	Always vote AGAINST a shareholder proposal to restore preemptive rights.

SP-Study Sale or Spin-Off (2030)
2030-1	Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.	X
2030-2	Always vote AGAINST a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.

SP-Adopt Confidential Voting (2100)
2100-1	Always vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.	X
2100-2	Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.

SP-Counting Shareholder Votes (2101)
2101-1	Always vote FOR a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.	X
2101-2	Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

SP-No Discretionary Voting (2102)
2102-1	Always vote FOR a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.	X
2102-2	Always vote AGAINST a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.

SP-Equal Access to the Proxy (2110)
2110-1	Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.	X
2110-2	Always vote AGAINST a shareholder proposal to provide equal access to the proxy materials for shareholders.
2110-3	Vote AGAINST IF the ballot will become open to shareholders’ nominees.
2110-4	Vote AGAINST IF the change will allow shareholder statements.

SP-Improve Meeting Reports (2120)
2120-1	Always vote FOR a shareholder proposal to improve annual meeting reports.
2120-2	Always vote AGAINST a shareholder proposal to improve annual meeting reports.	X

SP-Change Annual Meeting Location (2130)
2130-1	Always vote FOR a shareholder proposal to change the annual meeting location.
2130-2	Always vote AGAINST a shareholder proposal to change the annual meeting location.	X

SP-Change Annual Meeting Date (2131)
2131-1	Always vote FOR a shareholder proposal to change the annual meeting date.
2131-2	Always vote AGAINST a shareholder proposal to change the annual meeting date.	X

SP-Board Inclusiveness (2201) ABSTAIN
2201-1	Always vote FOR a shareholder proposal asking the board to include more women and minorities as directors.
2201-2	Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as directors.

SP-Increase Board Independence (2202)
2202-1	Always vote FOR a shareholder proposal seeking to increase board independence.	X
2202-2	Always vote AGAINST a shareholder proposal seeking to increase board independence.

SP-Director Tenure/Retirement Age (2203)
2203-1	Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.
2203-2	Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.	X
2203-3	Vote AGAINST IF the proposal seeks to establish a tenure policy shorter than XX years.

2203-4	Vote AGAINST IF the proposal seeks to establish a retirement age of more than XX years.

SP-Minimum Stock Ownership by Directors (2204)
2204-1	Always vote FOR a shareholder proposal to require minimum stock ownership by directors.	X
2204-2	Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.
2204-3	Vote AGAINST IF the minimum level of ownership required is more than XX shares.

SP-Allow Union/Employee Representatives on the Board (2205)
2205-1	Always vote FOR a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.
2205-2	Always vote AGAINST a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.	X

SP-Directors’ Role in Corporate Strategy (2206)
2206-1	Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.
2206-2	Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.

SP-Increase Nominating Committee Independence (2210)
2210-1	Always vote FOR a shareholder proposal to increase the independence of the nominating committee.	X
2210-2	Always vote AGAINST a shareholder proposal to increase the independence of the nominating committee.

SP-Create Nominating Committee (2211)
2211-1	Always vote FOR a shareholder proposal to create a nominating committee of the board.	X
2211-2	Always vote AGAINST a shareholder proposal to create a nominating committee of the board.
2211-3	Vote AGAINST IF the proposal includes no requirements on the number of independent directors required to serve on the committee.

SP-Create Shareholder Committee (2212)
2212-1	Always vote FOR a shareholder proposal urging the creation of a shareholder committee.	X
2212-2	Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.
2212-3	Vote AGAINST IF the proposal is a binding bylaw amendment.

SP-Independent Board Chairman (2214)
2214-1	Always vote FOR a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.	X

2214-2	Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.

SP-Lead Director (2215)
2215-1	Always vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of non-employee directors.
2215-2	Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.	X

SP-Adopt Cumulative Voting (2220)
2220-1	Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.	X
2220-2	Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.

SP-Require Nominee Statement in Proxy (2230)
2230-1	Always vote FOR a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.
2230-2	Always vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.	X

SP-Double Board Nominees (2231)
2231-1	Always vote FOR a shareholder proposal to nominate two director candidates for each open board seat.
2231-2	Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.	X

SP-Director Liability (2240)
2240-1	Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.	X
2240-2	Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.

SP-Repeal Classified Board (2300)
2300-1	Always vote FOR a shareholder proposal to repeal a classified board.	X
2300-2	Always vote AGAINST a shareholder proposal to repeal a classified board.
2300-3	Vote AGAINST IF the company does not have a shareholder rights plan (poison pill).

SP-Redeem or Vote on Poison Pill (2310)
2310-1	Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a shareholder rights plan (poison pill).	X
2310-2	Always vote AGAINST a shareholder proposal asking the board to redeem or to allow shareholders to vote on a shareholder rights plan (poison pill).
2310-3	Vote AGAINST IF the proposal seeks to redeem the rights plan.
2310-4	Vote AGAINST IF the board has an independent majority.
2310-5	Vote AGAINST IF the proposal is binding rather than merely precatory (advisory).
2310-6	Vote AGAINST IF the pill does not contain a dead-hand provision.
2310-7	Vote AGAINST IF the company elects the entire board annually.

SP-Eliminate Supermajority Provision (2320)
2320-1	Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.
2320-2	Always vote AGAINST a shareholder proposal that seeks to eliminate supermajority provisions.	X

SP-Reduce Supermajority Provision (2321)
2321-1	Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.	X
2321-2	Always vote AGAINST a shareholder proposal that seeks to reduce supermajority provisions.

SP-Repeal Fair Price Provision (2324)
2324-1	Always vote FOR a shareholder proposal that seeks to repeal fair price provisions.
2324-2	Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.	X

SP-Restore Right to Call a Special Meeting (2325)
2325-1	Always vote FOR a shareholder proposal to restore shareholders’ right to call a special meeting.	X
2325-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to call a special meeting.

SP-Restore Right to Act by Written Consent (2326)
2326-1	Always vote FOR a shareholder proposal to restore shareholders’ right to act by written consent.	X
2326-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to act by written consent.

SP-Prohibit Targeted Share Placement (2330)

2330-1	Always vote FOR a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.	X
2330-2	Always vote AGAINST a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

SP-Opt Out of State Takeover Statute (2341)
2341-1	Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.	X
2341-2	Always vote AGAINST a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.

SP-Reincorporation (2342)
2342-1	Always vote FOR a shareholder proposal to reincorporate the company in another state.
2342-2	Always vote AGAINST a shareholder proposal to reincorporate the company in another state.
2342-3	Vote AGAINST IF the new state has stronger anti-takeover provisions.	X

SP-Adopt Anti-Greenmail Provision (2350)
2350-1	Always vote FOR a shareholder proposal to limit greenmail payments.	X
2320-2	Always vote AGAINST a shareholder proposal to limit greenmail payments.

SP-Restrict Executive Compensation (2400)
2400-1	Always vote FOR a shareholder proposal to restrict executive compensation.
2400-2	Always vote AGAINST a shareholder proposal to restrict executive compensation.
2400-3	Vote AGAINST IF the proposal limits executive pay without linking compensation to financial performance.	X

SP-Disclose Executive Compensation (2401)
2401-1	Always vote FOR a shareholder proposal to enhance the disclosure of executive compensation.
2401-2	Always vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.
2401-3	Vote AGAINST IF the proposal extends reporting to all executives paid more than $250,000.	X

SP-Restrict Director Compensation (2402)
2402-1	Always vote FOR a shareholder proposal to restrict director compensation.
2402-2	Always vote AGAINST a shareholder proposal to restrict director compensation.	X

SP-Cap Executive Pay (2403)

2403-1	Always vote FOR a shareholder proposal to cap executive pay.
2403-2	Always vote AGAINST a shareholder proposal to cap executive pay.	X

SP-Pay Directors in Stock (2405) CASE-BY-CASE
2405-1	Always vote FOR a shareholder proposal calling for directors to be paid with company stock.
2405-2	Always vote AGAINST a shareholder proposal calling for directors to be paid with company stock.
2405-3	Vote AGAINST IF the resolution would require directors to receive their entire compensation in the form of company stock.

SP-Approve Executive Compensation (2406)
2406-1	Always vote FOR a shareholder proposal calling for shareholder votes on executive pay.
2406-2	Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.	X

SP-Restrict Director Pensions (2407)
2407-1	Always vote FOR a shareholder proposal calling for the termination of director retirement plans.	X
2407-2	Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.

SP-Review/Report on/Link Executive Pay to Social Performance (2408) ABSTAIN
2408-1	Always vote FOR a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.
2408-2	Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.
2408-3	Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and includes actual linkage of pay to social performance.

SP-No Repricing of Underwater Options (2409)
2409-1	Always vote FOR a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.	X
2409-2	Always vote AGAINST a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.
2409-3	Vote AGAINST IF the proposal seeking shareholder approval to reprice is binding.

SP-Golden Parachutes (2414)
2414-1	Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.	X
2414-2	Always vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.

2414-3	Vote FOR IF the current potential payout exceeds XX.XX times one or more of the executives’ salary and bonus.

SP-Award Performance-Based Stock Options (2415)
2415-1	Always vote FOR a shareholder proposal seeking to award performance-based stock options.	X
2415-2	Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.

SP-Expense Stock Options (2416)
2416-1	Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.	X
2416-2	Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.

SP-Pension Fund Surplus (2417)
2417-1	Always vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.
2417-2	Always vote AGAINST a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.

SP-Create Compensation Committee (2420)
2420-1	Always vote FOR a shareholder proposal to create a compensation committee.	X
2420-2	Always vote AGAINST a shareholder proposal to create a compensation committee.

SP-Hire Independent Compensation Consultant (2421)
2421-1	Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.	X
2421-2	Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

SP-Increase Compensation Committee Independence (2422)
2422-1	Always vote FOR a shareholder proposal to increase the independence of the compensation committee.	X
2422-2	Always vote AGAINST a shareholder proposal to increase the independence of the compensation committee.

SP-Increase Audit Committee Independence (2500)
2500-1	Always vote FOR a shareholder proposal to increase the independence of the audit committee.	X
2500-2	Always vote AGAINST a shareholder proposal to increase the independence of the audit committee.

SP-Increase Key Committee Independence (2501)

2501-1	Always vote FOR a shareholder proposal to increase the independence of key committees.	X
2501-2	Always vote AGAINST a shareholder proposal to increase the independence of key committees.

SOCIAL ISSUE PROPOSALS SP-Develop/Report on Human Rights Policy (3000) ABSTAIN
3000-1	Always vote FOR a shareholder proposal that asks the company to develop or report on human rights policies.
3000-2	Always vote AGAINST a shareholder proposal that asks the company to develop or report on human rights policies.
3000-3	Vote AGAINST IF the company does not operate in countries of concern.

SP-Review Operations’ Impact on Local Groups (3005) ABSTAIN
3005-1	Always vote FOR a shareholder proposal that asks the company to review its operations’ impact on local groups.
3005-2	Always vote AGAINST a shareholder proposal that asks the company to review its operations’ impact on local groups.

SP-Burma-Limit or End Operations (3030) ABSTAIN
3030-1	Always vote FOR a shareholder proposal that asks the company to limit or end operations in Burma.
3030-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end operations in Burma.
3030-3	Vote AGAINST IF the company’s operations are de minimus and do not involve oil or mining.
3030-4	Vote AGAINST IF the company does not contract directly with the Burmese government.

SP-Burma-Review Operations (3031) ABSTAIN
3031-1	Always vote FOR a shareholder proposal that asks management to review operations in Burma.
3031-2	Always vote AGAINST a shareholder proposal that asks management to review operations in Burma.

SP-China-No Use of Forced Labor (3040) ABSTAIN
3040-1	Always vote FOR a shareholder proposal that asks management to certify that company operations are free of forced labor.
3040-2	Always vote AGAINST a shareholder proposal that asks management to certify that company operations are free of forced labor.

SP-China-Adopt Code of Conduct (3041) ABSTAIN
3041-1	Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

3041-2	Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
3041-3	Vote AGAINST IF the company has de minimus operations involving China.

SP-Review Military Contracting Criteria (3100) ABSTAIN
3100-1	Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.
3100-2	Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.
3100-3	Vote AGAINST IF the company derives less than 50% of its revenues from military-related operations.

SP-Review Economic Conversion (3110) ABSTAIN
3110-1	Always vote FOR a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.
3110-2	Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.
3110-3	Vote AGAINST IF the company derives less than 50% of its revenues from defense contracts.

SP-Review Space Weapons (3120) ABSTAIN
3120-1	Always vote FOR a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.
3120-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.

SP-Review Foreign Military Sales (3130) ABSTAIN
3130-1	Always vote FOR a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.
3130-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.
3130-3	Vote AGAINST IF all of the company’s current weapons programs result in sales to both the U.S. and foreign governments, or to the U.S. government exclusively.

SP-Limit or End Nuclear Weapons Production (3150) ABSTAIN
3150-1	Always vote FOR a shareholder proposal that asks management to limit or end nuclear weapons production.
3150-2	Always vote AGAINST a shareholder proposal that asks management to limit or end nuclear weapons production.

SP-Review Nuclear Weapons Production (3151) ABSTAIN
3151-1	Always vote FOR a shareholder proposal that asks management to review nuclear weapons production.
3151-2	Always vote AGAINST a shareholder proposal that asks management to review nuclear weapons production.

SP-Review Charitable Giving Policy (3210) ABSTAIN
3210-1	Always vote FOR a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
3210-2	Always vote AGAINST a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
3210-3	Vote AGAINST IF the company has a well-managed program or the proposal will be unduly burdensome.

SP-Limit or End Charitable Giving (3215) ABSTAIN
3215-1	Always vote FOR a shareholder proposal that asks the company to limit or end charitable giving.
3215-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.
3215-3	Vote AGAINST IF the company’s giving is not excessive or the proposal would end all giving.

SP-Review Political Spending (3220) ABSTAIN
3220-1	Always vote FOR a shareholder proposal that asks the company to increase disclosure of political spending and activities.
3220-2	Always vote AGAINST a shareholder proposal that asks the company to increase disclosure of political spending and activities.
3220-3	Vote AGAINST IF the information requested is already easily available or if compliance is costly.

SP-Limit or End Political Spending (3221) ABSTAIN
3221-1	Always vote FOR a shareholder proposal that asks the company to limit or end political spending.
3221-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end political spending.
3221-3	Vote AGAINST IF the total contributions were less than $50,000 or the proposal would end all spending.

SP-Disclose Prior Government Service (3222) ABSTAIN
3222-1	Always vote FOR a shareholder proposal requesting disclosure of company executives’ prior government service.
3222-2	Always vote AGAINST a shareholder proposal requesting disclosure of company executives’ prior government service.

SP-Affirm Political Nonpartisanship (3224) ABSTAIN
3224-1	Always vote FOR a shareholder proposal requesting affirmation of political nonpartisanship.

3224-2	Always vote AGAINST a shareholder proposal requesting affirmation of political nonpartisanship.

SP-Review Tobacco Marketing (3300) ABSTAIN
3300-1	Always vote FOR a shareholder proposal that asks management to report on or change tobacco product marketing practices.
3300-2	Always vote AGAINST a shareholder proposal that asks management to report on or change tobacco product marketing practices.
3300-3	Vote AGAINST IF no relevant studies suggest the company’s practices promote illegal sales to minors.
3300-4	Vote AGAINST IF the proposal deals with marketing to specific target groups.
3300-5	Vote AGAINST IF the proposal deals with marketing practices abroad.
3300-6	Vote AGAINST IF the proposal deals with criteria or codes for tobacco ads.
3300-7	Vote AGAINST IF the proposal calls for action beyond reporting.

SP-Sever Links with Tobacco Industry (3307) ABSTAIN
3307-1	Always vote FOR a shareholder proposal to sever links with the tobacco industry.
3307-2	Always vote AGAINST a shareholder proposal to sever links with the tobacco industry.
3307-3	Vote AGAINST IF the proposal is submitted to a tobacco company.
3307-4	Vote AGAINST IF the company is NOT a health care company.
3307-5	Vote AGAINST IF the company has retail outlets for tobacco products.
3307-6	Vote AGAINST IF the company provides products to the tobacco industry.
3307-7	Vote AGAINST IF the proposal concerns media outlets for tobacco advertising.
3307-8	Vote AGAINST IF the proposal concerns tobacco farmers.

SP-Review or Reduce Tobacco Harm to Health (3308) ABSTAIN
3308-1	Always vote FOR a shareholder proposal that asks the company to review or reduce tobacco harm to health.
3308-2	Always vote AGAINST a shareholder proposal that asks the company to review or reduce tobacco harm to health.
3308-3	Vote AGAINST IF the proposal concerns adoption of a no-smoking policy.
3308-4	Vote AGAINST IF the proposal concerns research or changes to product ingredients.
3308-5	Vote AGAINST IF the proposal concerns changes to package labeling and health warnings.

SP-Review or Promote Animal Welfare (3320) ABSTAIN
3320-1	Always vote FOR a shareholder proposal that asks management to review or promote animal welfare.
3320-2	Always vote AGAINST a shareholder proposal that asks management to review or promote animal welfare.
3320-3	Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.

SP-Review Drug Pricing or Distribution (3340) ABSTAIN
3340-1	Always vote FOR a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.
3340-2	Always vote AGAINST a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.
3340-3	Vote AGAINST IF the proposal asks for more than a report.
3340-4	Vote AGAINST IF the proposal relates only to domestic pricing.

SP-Oppose Embryo/Fetal Destruction (3350) ABSTAIN
3350-1	Always vote FOR a shareholder proposal that asks the company to take action on embryo or fetal destruction.
3350-2	Always vote AGAINST a shareholder proposal that asks the company to take action on embryo or fetal destruction.

SP-Review Nuclear Facility/Waste (3400) ABSTAIN
3400-1	Always vote FOR a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
3400-2	Always vote AGAINST a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
3400-3	Vote AGAINST IF the proposal asks for action beyond reporting.
3400-4	Vote AGAINST IF the proposal asks for cessation of nuclear-related activities.

SP-Review Energy Efficiency & Renewables (3410) ABSTAIN
3410-1	Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
3410-2	Always vote AGAINST a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
3410-3	Vote AGAINST IF the proposal asks for more than a report.

SP-Endorse Ceres Principles (3420) ABSTAIN
3420-1	Always vote FOR a shareholder proposal that asks management to endorse the Ceres principles.
3420-2	Always vote AGAINST a shareholder proposal that asks management to endorse the Ceres principles.
3420-3	Vote AGAINST IF the company has well-established environmental management practices.
3420-4	Vote AGAINST IF the company has an average or better environmental performance record.

SP-Control Generation of Pollutants (3422) ABSTAIN
3422-1	Always vote FOR a shareholder proposal that asks the company to control generation of pollutant(s).
3422-2	Always vote AGAINST a shareholder proposal that asks the company to control generation of pollutant(s).
3422-3	Vote AGAINST IF the proposal asks for action beyond reporting.
3422-4	Vote AGAINST IF the company reports its emissions and plans to limit their future growth.
3422-5	Vote AGAINST IF the company reports its emissions and plans to reduce them from established levels.

SP-Report on Environmental Impact or Plans (3423) ABSTAIN
3423-1	Always vote FOR a shareholder proposal that asks the company to report on its environmental impact or plans.
3423-2	Always vote AGAINST a shareholder proposal that asks the company to report on its environmental impact or plans.
3423-3	Vote AGAINST IF management has issued a written statement beyond the legal minimum.

SP-Report or Take Action on Climate Change (3425) ABSTAIN
3425-1	Always vote FOR a shareholder proposal that asks management to report or take action on climate change.
3425-2	Always vote AGAINST a shareholder proposal that asks management to report or take action on climate change.
3425-3	Vote AGAINST IF management has issued a statement acknowledging a global warming threat.
3425-4	Vote AGAINST IF management acknowledges a global warming threat and has issued company policy.
3425-5	Vote AGAINST IF management has issued a statement and committed to targets and timetable.
3425-6	Vote AGAINST IF the company is not a major emitter of greenhouse gases.

SP-Review or Curb Bioengineering (3430) ABSTAIN
3430-1	Always vote FOR a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.

3430-2	Always vote AGAINST a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.
3430-3	Vote AGAINST IF the proposal asks for action beyond reporting.
3430-4	Vote AGAINST IF the proposal calls for a moratorium on sales of bioengineered products.

SP-Preserve/Report on Natural Habitat (3440) ABSTAIN
3440-1	Always vote FOR a shareholder proposal that asks the company to preserve natural habitat.
3440-2	Always vote AGAINST a shareholder proposal that asks the company to preserve natural habitat.
3440-3	Vote AGAINST IF the proposal asks for action beyond reporting.
3440-4	Vote AGAINST IF the proposal does not address a unique habitat.

SP-Review Developing Country Debt (3500) ABSTAIN
3500-1	Always vote FOR a shareholder proposal asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings.
3500-2	Always vote AGAINST a shareholder proposal asking the company to review their developing country debt and lending criteria and to report to shareholders on its findings.
3500-3	Vote AGAINST IF the proposal asks for action beyond reporting.

SP-Review Social Impact of Financial Ventures (3503) ABSTAIN
3503-1	Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
3503-2	Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
3503-3	Vote AGAINST IF the proposal asks for action beyond reporting.

SP-Review Fair Lending Policy (3520) ABSTAIN
3520-1	Always vote FOR a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.
3520-2	Always vote AGAINST a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.

SP-Review Plant Closings (3600) ABSTAIN
3600-1	Always vote FOR a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.
3600-2	Always vote AGAINST a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.

SP-Report on EEO (3610) ABSTAIN
3610-1	Always vote FOR a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.
3610-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.
3610-3	Vote AGAINST IF the company releases its EEO-1 reports.
3610-4	Vote AGAINST IF the company’s EEO-1 reports and compliance record indicate it is average.
3610-5	Vote AGAINST IF the information indicates a well-established affirmative action program.

SP-Drop Sexual Orientation from EEO Policy (3614) ABSTAIN
3614-1	Always vote FOR a shareholder proposal that asks management to drop sexual orientation from EEO policy.
3614-2	Always vote AGAINST a shareholder proposal that asks management to drop sexual orientation from EEO policy.

SP-Adopt Sexual Orientation Anti-Bias Policy (3615) ABSTAIN
3615-1	Always vote FOR a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.
3615-2	Always vote AGAINST a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.

SP-Review Mexican Work Force Conditions (3621) ABSTAIN
3621-1	Always vote FOR a shareholder proposal that asks management to report on or review Mexican operations.
3621-2	Always vote AGAINST a shareholder proposal that asks management to report on or review Mexican operations.

SP-Adopt Standards for Mexican Operation (3622) ABSTAIN
3622-1	Always vote FOR a shareholder proposal that asks management to adopt standards for Mexican operations.
3622-2	Always vote AGAINST a shareholder proposal that asks management to adopt standards for Mexican operations.

SP-Review or Implement MacBride Principles (3630) ABSTAIN
3630-1	Always vote FOR a shareholder proposal that asks management to review or implement the MacBride principles.
3630-2	Always vote AGAINST a shareholder proposal that asks management to review or implement the MacBride principles.
3630-3	Vote AGAINST IF no fair employment problems exist.

SP-Urge MacBride on Contractor/Franchisee (3632) ABSTAIN
3632-1	Always vote FOR a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
3632-2	Always vote AGAINST a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
3632-3	Vote AGAINST IF no fair employment problems exist at contractor/franchisee.

SP-Review Global Labor Practices (3680) ABSTAIN
3680-1	Always vote FOR a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.
3680-2	Always vote AGAINST a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.
3680-3	Vote AGAINST IF the company already reports publicly using a recognized standard.
3680-4	Vote AGAINST IF the resolution asks for more than a report.

SP-Monitor/Adopt ILO Conventions (3681) ABSTAIN
3681-1	Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.
3681-2	Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.
3681-3	Vote AGAINST IF the proposal asks the company to use third-party monitors.
3681-4	Vote AGAINST IF the company has a reasonable code and monitoring system.

SP-Report on Sustainability (3700) ABSTAIN
3700-1	Always vote FOR a shareholder proposal requesting reports on sustainability.
3700-2	Always vote AGAINST a shareholder proposal requesting reports on sustainability.
3700-3	Always vote AGAINST IF the company has already issued a report in GRI format.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Paul Appleby, CFA, is Managing Director and Head of Prudential Fixed Income’s High Yield Sector Team. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Before joining Prudential Financial in 1987, Mr. Appleby was a strategic planner for Amerada Hess Corporation. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Richard Burns, CFA, is Principal and high yield sector manager for Prudential Fixed Income’s High Yield Team. He has managed high yield portfolios, specializing in the telecommunications, energy, and cable sectors, since 1989. Mr. Burns joined Prudential Financial in 1986 as a research analyst. Prior to joining Prudential Financial, Mr. Burns worked in public accounting at Peat, Marwick, and Mitchell and at Colgate Palmolive. Mr. Burns received a BS in Accounting from the University of Rhode Island and an MBA in Finance from St. John’s University. He holds the CFA designation.

Michael J. Collins, CFA, is Principal and portfolio manager/strategist on the High Yield Team, responsible for portfolio management, strategy, and risk management. Prior to his current role, Mike was Senior Investment Strategist, covering all fixed income sectors. Previously, Mike was a credit research analyst. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mike began his career at Prudential Financial in 1986 as a software applications designer. He has managed the Fund since 2001 and has 13 years of investments experience.

Stephen Haeckel is Principal and high yield sector manager for Prudential Fixed Income’s High Yield team. Before assuming this role in 1999, Mr. Haeckel was a credit analyst. He has also worked in Prudential Financial’s Corporate Finance and Financial Restructuring groups, managing Prudential Financial’s private investments. Mr. Haeckel served on the Board of Directors of three private companies in conjunction with the Financial Restructuring Group. Prior to joining Prudential Financial in 1990, Mr. Haeckel was an Investment Officer at MONY Capital Management. Mr. Haeckel received a BS in Psychology from Dartmouth College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

Terence Wheat, CFA, is Principal and high yield portfolio manager for Prudential Fixed Income’s High Yield Sector Team. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PIM-Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2005, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988. He received a BS in Accounting and an MBA from Rider University. He holds the CFA designation.

Prudential Fixed Income

High Yield Portfolio Management and Research Teams

As of June 30, 2006

Name	Title/ Responsibilities	Yrs Exp	Yrs @ Firm	Degrees/ Designations	Sponsoring Body/School
Portfolio Management Team
Paul Appleby	Managing Director and Head of High Yield Team	20	19	MBA CFA	Sloan School at Mass. Inst. of Tech. (MIT)

Richard Burns	Portfolio Manager: Telecom, utilities, energy, lodging, cable, media	23	20	MBA Finance CFA	St. John’s Univ.

Michael J. Collins	Principal, Portfolio Manager: Investment Strategist	13	21	MBA CFA	Stern School of Business at New York University

Name	Title/ Responsibilities	Yrs Exp	Yrs @ Firm	Degrees/ Designations	Sponsoring Body/School
Stephen Haeckel	Portfolio Manager: Autos, industrials, packaging, chemicals	19	17	MBA Finance	J.L. Kellogg School of Mgmt. at Northwestern

Terence Wheat	Principal, Portfolio Manager: Gaming, retail, home building, paper, consumer	13	18	MBA CFA	Rider Univ.

Additional Information About the Portfolio Managers — Other Accounts and Fund Ownership. The following table sets forth information about the indicated Fund(s) and accounts other than the Fund(s) for which the Fund(s’) Portfolio Managers are primarily responsible for the day-to-day portfolio management as of the Fund(s’) most recently completed fiscal year. The table shows, for each Portfolio Manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of the Fund(s) beneficially owned by the Portfolio Managers as of the Fund(s’) most recently completed fiscal year.

Portfolio Managers: Information About Other Accounts
Fund Name Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Fund Ownership
High Yield Income Fund	Paul Abbleby	3/$2,812,080	14/$1,164,736; 5/$444,083	1/$7,021,432	None

	Richard Burns	3/$2,812,080	14/$1,164,736; 5/$444,083	1/$7,360,621	None

	Michael J. Collins	9/$3,002,015	7/$370,174; 1/$300,030	1/$1,400,723	None

	Stephen Haeckel	3/$2,812,080	15/$1,218,770; 5/$444,083	1/$7,258,451	None
	Terence Wheat	5/$2,947,289	15/$1,157,823; 5/$444,083	1/$7,258,451	None

Compensation and Conflicts Disclosure:

Compensation:

Prudential Fixed Income seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Prudential Fixed Income’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial, Inc., providing investment professionals with an ownership stake. Investment professionals are all covered by the same general compensation structure although they manage multiple accounts. All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

Investment professional’s incentive compensation payments, including their annual bonus and long-term incentive grant, are paid from an annual incentive pool. The size of the annual incentive pool is determined quantitatively based on three factors:

1) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, such as the market-based benchmark specified in this prospectus, 2) Prudential Fixed Income’s business results as measured by financial indicators such as asset growth, operating margin and earnings growth, and 3) market-based data indicating trends and levels of overall compensation in the asset management industry in a given year. Prudential Fixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

Each investment professional’s incentive compensation payment including the annual bonus and long-term incentive grant from the incentive pool is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual’s qualitative contributions to the organization.

Conflicts of Interest

PIM is an indirect, wholly owned subsidiary of Prudential Financial and is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PIM’s portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PIM has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PIM may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PIM’s relationship with Prudential Financial and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund.

Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. This can occur particularly with respect to fixed income investments because PIM has a bank loan unit that often invests in private loans that require the issuer to provide material, non-public information. PIM generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining “Information Barriers” to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PIM’s fixed income unit has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

Certain affiliates of PIM develop and may publish credit research that is independent from the research developed within PIM. PIM may hold different opinions on the investment merits of a given security, issuer or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PIM’s affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

PIM may cause securities transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at prices which may be different. In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance-based fees, which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PIM has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

PIM and its affiliates manage certain funds, including hedge funds that are subject to incentive compensation on a side-by-side basis with other accounts including the Fund. PIM and/or certain of its affiliates may have an interest in such funds. PIM and its affiliates have implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.

For example, the accounts may at times be precluded from taking positions over- weighted versus an index in securities and other instruments in which one or more of the funds hold short positions. Lending, borrowing and other financing opportunities with respect to securities for which the market is paying a premium rate over normal market rates and for which there may be limited additional demand will be allocated to the accounts prior to allocating the opportunities to such funds.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account, of The Prudential Insurance Company of America (“PICA”, PIM’s proprietary accounts and accounts of other affiliates of PIM (collectively the “Affiliated Accounts”) may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in PIM’s client accounts, including the Fund. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PIM on behalf of the Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PIM may invest Fund assets in the securities of companies with which PIM or an affiliate of PIM has a financial relationship, including investment in the securities of companies that are advisory clients of PIM.

It is anticipated that there will be situations in which the interests of the Fund in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by PIM or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the Fund but at different levels in the capital structure. Investment by Affiliated Accounts at different levels to that of the Fund in the capital structure of a portfolio company presents inherent conflicts of interest between the Affiliated Accounts and the Fund. For example, in the event of restructuring or insolvency, the holders of senior debt may exercise remedies and take other actions that are not in the interest of or are adverse to holders of junior debt. Similarly, an Affiliated Account might hold secured debt of an issuer whose public unsecured debt is held by the Fund, Such conflicts may also exist among client accounts managed by PIM or its affiliates. While these conflicts cannot be eliminated, PIM has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of the Fund are originated and managed in its best interests.

In addition, portfolio managers may advise Affiliated Accounts. PIM’s portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, PIM has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts, including the Fund, are managed differently from Affiliated Accounts, each of the client accounts, and each Affiliated Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with PIM’s fiduciary obligations.

Potential conflicts of interest may exist in instances in which PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account, including the Affiliated Accounts, based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts (including the Affiliated Accounts) may hold or take the opposite position in the security in accordance with those accounts’ investment objectives, investment strategies and restrictions (these conflicting positions and transactions, where arising from PIM’s advisory activities or where PIM is otherwise aware of them, are collectively referred to as “Differing Positions”). PIM periodically conducts reviews of these accounts and assesses the appropriateness of these Differing Positions.

Because of the substantial size of PICA’s general account, trading by PICA’s general account in certain securities, particularly certain fixed income securities may result in market changes in response to trades. Although PIM expects that PICA’s general account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PIM follows Prudential Financial’s policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The High Yield Income Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date October 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date October 27, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date October 27, 2006

*	Print the name and title of each signing officer under his or her signature.